[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

                   NEW ISSUE BACKED BY SEASONED MORTGAGE LOANS

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                          Depositor and Master Servicer

            Washington Mutual MSC Mortgage Pass-Through Certificates
                                 Series 2003-MS9

                                 $[174,621,738]
                                  (Approximate)

                         U.S. Bank National Association
                                     Trustee

                         Credit Suisse First Boston LLC
                               WaMu Capital Corp.
                                 Co-Underwriters

Credit Suisse First Boston

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary; however, it will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting your Credit Suisse First Boston representative.

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

I.   TRANSACTION SUMMARY - OFFERED CERTIFICATES

--------------------------------------------------------------------------------------------
                                   Expected
                                    Rating         Original
Class            Type            (S&P/Fitch)      Balance ($)     Coupon        Scenario
--------------------------------------------------------------------------------------------
 I-A      Senior/Pass-Through      AAA/AAA      $ [22,628,657]    [7.00]%    65% CPR to Call
--------------------------------------------------------------------------------------------
 II-A     Senior/Pass-Through      AAA/AAA      $[143,538,553]    [7.50]%    65% CPR to Call
--------------------------------------------------------------------------------------------
 I-X     Senior/Interest Only      AAA/AAA      $    [960,196](1) [7.00]%    65% CPR to Call
--------------------------------------------------------------------------------------------
 I-P     Senior/Principal Only     AAA/AAA      $    [753,753]    [0.00]%    65% CPR to Call
--------------------------------------------------------------------------------------------
 II-X    Senior/Interest Only      AAA/AAA      $  [4,890,650](1) [7.50]%    65% CPR to Call
--------------------------------------------------------------------------------------------
 II-P   Senior/ Principal Only     AAA/AAA      $  [5,421,473]    [0.00]%    65% CPR to Call
--------------------------------------------------------------------------------------------
  R         Senior/Residual        AAA/AAA      $        [100]    [7.00]%          N/A
-------------------------------------------------------------------------------------------
C-B-1       Subordinate/WAC         AA/NR       $  [1,402,585]   [7.432]%(2) 65% CPR to Call
--------------------------------------------------------------------------------------------
C-B-2       Subordinate/WAC         A/NR        $    [438,308]   [7.432]%(2) 65% CPR to Call
--------------------------------------------------------------------------------------------
C-B-3       Subordinate/WAC        BBB/NR       $    [438,308]   [7.432]%(2) 65% CPR to Call
--------------------------------------------------------------------------------------------


-----------------------------------------------------------
          Avg.                      Anticipated
          Life       Principal        Initial      Related
Class   (Years)        Window      Subordination   Group(s)
----------------------------------------------------------
 I-A      [0.86]   Dec 03-Oct 07          [1.70]%     I
-----------------------------------------------------------
 II-A     [0.91]   Dec 03-Oct 07          [1.70]%    II
-----------------------------------------------------------
 I-X      [0.90]         N/A                N/A       I
-----------------------------------------------------------
 I-P      [0.91]   Dec 03-Mar 08          [1.70]%     I
-----------------------------------------------------------
 II-X     [0.97]         N/A                N/A      II
-----------------------------------------------------------
 II-P     [0.97]   Dec 03-Mar 08          [1.70]%    II
-----------------------------------------------------------
  R       [0.08]   Dec 03-Dec 03          [1.70]%     I
-----------------------------------------------------------
C-B-1     [4.00]   Dec 03-Mar 08          [0.90]%   I, II
-----------------------------------------------------------
C-B-2     [4.00]   Dec 03-Mar 08          [0.65]%   I, II
-----------------------------------------------------------
C-B-3     [4.00]   Dec 03-Mar 08          [0.40]%   I, II
-----------------------------------------------------------

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003. The Cut-Off Date for WAMMS 2003-MS9 will be November 1, 2003 and will reflect the receipt of any interim scheduled or unscheduled principal payments or prepayments in full and may result in a reduction of final certificate balances.

Information is subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

----------
(1) Normalized notional amount.

(2) The initial pass-through rate on the Group C-B Certificates is projected to be approximately 7.432% per annum. After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average pass-through rates of the Senior Certificates (other than the Class X and Class P Certificates) weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

I. TRANSACTION SUMMARY - NON-OFFERED CERTIFICATES

                           Expected
                            Rating        Original
Class         Type        (S&P/Fitch)   Balance ($)      Coupon      Scenario
------------------------------------------------------------------------------
                                                                    30% CPR to
C-B-4   Subordinate/WAC      BB/NR       $[262,985]   [7.432]%(1)   Maturity
------------------------------------------------------------------------------
                                                                    30% CPR to
C-B-5   Subordinate/WAC      B/NR        $[175,323]   [7.432]%(1)   Maturity
------------------------------------------------------------------------------
                                                                    30% CPR to
C-B-6   Subordinate/WAC      NR/NR       $[262,983]   [7.432]%(1)   Maturity
------------------------------------------------------------------------------

-----------------------------------------------------
         Avg.                 Anticipated
         Life     Principal     Initial       Related
Class   (Years)     Window    Subordination    Groups
-----------------------------------------------------
                    Dec 03-
C-B-4    [7.84]      Oct 27      [0.25]%       I, II
-----------------------------------------------------
                    Dec 03-
C-B-5    [7.84]      Oct 27      [0.15]%       I, II
-----------------------------------------------------
                    Dec 03-
C-B-6    [7.84]      Oct 27      [0.00]%       I, II
-----------------------------------------------------

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003. The Cut-Off Date for WAMMS 2003-MS9 will be November 1, 2003 and will reflect the receipt of any interim scheduled or unscheduled principal payments or prepayments in full and may result in a reduction of final certificate balances.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

----------
(1) The initial pass-through rate on the Group C-B Certificates is projected to be approximately 7.432% per annum. After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average pass-through rates of the Senior Certificates (other than the Class X and Class P Certificates) weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

II. COLLATERAL SUMMARY

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of Credit Suisse First Boston LLC and has not been independently verified by Credit Suisse First Boston LLC. Accordingly, Credit Suisse First Boston LLC makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Credit Suisse First Boston LLC assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

---------------------------------------------------------------
                  LOAN GROUP I: 15 YEAR
---------------------------------------------------------------
Agg. Scheduled             $26,146,174   WA Original   67.70%
Avg. Scheduled             $   147,718   WA Current    45.56%
WAC                               7.37%  WA Credit       729
WAM                             102.79   Full Doc      72.98%
Seasoning (months)               76.59   Limited Doc   26.42%
California                       38.68%
---------------------------------------------------------------

---------------------------------------------------------------
                  LOAN GROUP II: 30 YEAR
---------------------------------------------------------------
Agg. Scheduled             $165,604,807   WA Original   73.47%
Avg. Scheduled             $    215,631   WA Current    66.30%
WAC                                7.78%  WA Credit       691
WAM                              278.70   Full Doc      75.28%
Seasoning (months)                80.70   Limited Doc   22.44%
California                        26.40%
---------------------------------------------------------------

---------------------------------------------------------------
                  AGGREGATE LOAN GROUPS I AND II
---------------------------------------------------------------
Agg. Scheduled Balance     $191,750,980   WA Original   72.69%
Avg. Scheduled Balance     $    202,911   WA Current    63.47%
WAC                                7.73%  WA Credit       696
WAM                              254.71   Full Doc      74.96%
Seasoning (months)                80.14   Limited Doc   22.98%
California Concentration          28.07%
---------------------------------------------------------------

*Non-zero weighted averages

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

III. TRANSACTION TERMS

Depositor:                   Washington Mutual Mortgage Securities Corp.

Series Name:                 Washington Mutual MSC Mortgage Pass-Through
                             Certificates, Series 2003-MS9.

Master Servicer:             Washington Mutual Mortgage Securities Corp.
                             ("WMMSC").

Trustee:                     U.S. Bank National Association.

Co-Underwriters:             Credit Suisse First Boston LLC and WaMu Capital
                             Corp.

Cut-off Date:                November 1, 2003.

Statistical Calculation
Date:                        October 1, 2003.

Closing Date:                On or about November 25, 2003.

Offered Certificates:        Class I-A and Class R Certificates (the "Group
                             I Certificates");

                             Class II-A Certificates (the "Group II
                             Certificates");

                             Group I Certificates (other than the Class R
                             Certificates) and Group II Certificates, the
                             "Class A Certificates";

                             Class I-X and Class II-X (each a "Class X
                             Certificate"); and

                             Class I-P and Class II-P (each a "Class P
                             Certificate").

                             The Class A, Class X, Class P and Class R
                             Certificates are together the "Senior
                             Certificates".

                             The Class C-B-1, Class C-B-2 and Class C-B-3
                             Certificates (and together with the Senior
                             Certificates) are the "Offered Certificates".

Non-Offered Certificates:    Class C-B-4, Class C-B-5 and Class C-B-6
                             Certificates (and together with the Class C-B-1,
                             Class C-B-2 and Class C-B-3 Certificates, the
                             "Group C-B Certificates").

Distribution Date:           The 25th day of each month or, if such day is not
                             a business day, then the next succeeding business
                             day, beginning in December 2003.

Accrual Period:              For any distribution date, the Offered
                             Certificates accrue on a 30/360 basis during the
                             calendar month immediately preceding that
                             distribution date.

Delay Days:                  24 days.

Optional Termination:        On any distribution date on which the aggregate
                             outstanding stated principal balance of the
                             mortgage loans, as of the related determination
                             date is less than [1]% of their aggregate
                             principal balance as of the cut-off date, the
                             master servicer may, but will not be required to:
                             purchase from the trust all of the remaining
                             mortgage loans and cause an early retirement of
                             the certificates.

Certificate Ratings:         The Senior Certificates are expected to be rated
                             by [Standard & Poor's ("S&P") and Fitch Ratings
                             ("Fitch")], and the Group C-B Certificates are
                             expected to be rated [only by S&P], in all cases
                             with the ratings indicated in Section I above.

ERISA Eligibility:           The Class A, Class X, Class P Certificates and the
                             Class C-B-1, Class C-B-2 and Class C-B-3
                             Certificates may be eligible for purchase by
                             persons investing assets of employee benefit plans
                             or individual retirement accounts assets, subject
                             to considerations described in the prospectus
                             supplement.

SMMEA:                       When issued, the Class A, Class X, Class P, Class
                             R and Class C-B-1 Certificates will, and the Class
                             C-B-2 and Class C-B-3 Certificates will not, be "mortgage related securities" for the purposes of SMMEA.

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

Registration:                The Offered Certificates, other than the Class R
                             Certificates, will be available in book-entry form
                             through DTC, Clearstream and Euroclear.

Federal Tax Treatment:       The trust will make one or more REMIC elections.

Advances:                    For any month, if the master servicer receives a
                             payment on a mortgage loan that is less than the
                             full scheduled payment, or if no payment is
                             received at all, the master servicer will advance
                             its own funds to cover that shortfall. However,
                             the master servicer will not be required to make
                             advances if it determines that those advances will
                             not be recoverable from future payments or
                             collections on that mortgage loan.

Compensating Interest:       For any distribution date, each loan group and
                             only for prepayments in full, the master servicer
                             will cover prepayment interest shortfalls up to an
                             amount equal to the lesser of (a) any shortfall
                             for the previous month in interest collections
                             resulting from the timing of payoffs on the
                             mortgage loans in that loan group made from the
                             15th day of the calendar month preceding the
                             Distribution Date to the last day of the month and
                             (b) the applicable monthly master servicing fee
                             payable to WMMSC with respect to that loan group,
                             any reinvestment income realized by WMMSC, as
                             master servicer, relating to payoffs on the
                             mortgage loans in that group made during the
                             prepayment period and interest payments on payoffs
                             in that loan group received during the period of
                             the first day through the 14th day of the month of
                             the Distribution Date.

Mortgage Loans:              The aggregate principal balance as of the
                             Statistical Calculation Date of the mortgage pool
                             is approximately $191,750,980 and consists of
                             approximately 945 fixed rate seasoned mortgage
                             loans secured by first liens on residental
                             properties. As of the Statistical Calculation
                             Date, all mortgage loans are current. As of the
                             Statistical Calculation Date, 8.13% of the
                             mortgage loans have been one-month delinquent once
                             in the previous twelve months and 3.88% of the
                             mortgage loans have been one-month delinquent
                             twice in the previous twelve months. No mortgage
                             loan has been one-month delinquent more than twice
                             in the previous twelve months. As of the
                             Statistical Calculation Date, 31 mortgage loans
                             representing 1.69% of the mortgage loans have been
                             made to borrowers that have one or more other
                             mortgage loans included in the mortgage pool.

                             The mortgage pool consists of two groups of mortgage loans, substantially all of which were sourced from the following terminated trusts master serviced by WMMSC: Sears Mortgage
                             Securities ("SMS") 1993-6, SMS 1993-7, SMS 1993-9,
                             SMS 1993-11, PNC Mortgage Securities Corp.
                             ("PNCMS") 1993-12, PNCMS 1994-1, PNCMS 1994-3,
                             PNCMS 1995-2, PNCMS 1996-1, PNCMS 1996-4, PNCMS
                             1997-1, PNCMS 1997-2, PNCMS 1997-3, PNCMS 1997-4,
                             PNCMS 1997-5, PNCMS 1997-8, PNCMS 1998-1, PNCMS
                             1998-2, PNCMS 2000-2, PNCMS 2000-5 and PNCMS
                             2000-6.

                             Group I is comprised of mortgage loans with an initial term to maturity of 15 years or less and Group II is comprised of mortgage loans with an initial term to maturity of up to 30 years.

                             NOTE: Information contained herein reflects the October 1, 2003 Statistical Calculation Date scheduled balances. Collateral information contained herein is preliminary and indicative. On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I and II will equal the aggregate principal balance of the Senior and Group C-B Certificates.

                                                               Statistical
                                              Number of      Calculation Date
                             Designation   Mortgage Loans   Principal Balance
                             -----------   --------------   -----------------
                             Group I            177            $ 26,146,174

                             Group II           768            $165,604,807

                             For further collateral information, see
                             "Collateral Summary" and "Collateral Details".

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

Priority of Distributions:   Distributions on the offered certificates will be
                             made from available amounts in each loan group as
                             follows:

                                  o    Distribution of principal to the related
                                       Class P Certificates

                                  o Distributions of interest to the related interest-bearing senior certificates

                                  o    Distribution of principal to the
                                       remaining classes of related senior
                                       certificates entitled to principal

                                  o    Distribution to the Offered Subordinate
                                       Certificates in the following order:

                                       o    Interest to the Class C-B-1

                                       o    Principal to the Class C-B-1

                                       o    Interest to the Class C-B-2

                                       o    Principal to the Class C-B-2

                                       o    Interest to the Class C-B-3

                                       o    Principal to the Class C-B-3

Distribution of Principal:   The holders of the senior certificates of each
                             group, other than the Class X and Class P
                             Certificates, will be entitled to receive on each
                             distribution date, to the extent of the portion of
                             the related available distribution amount for such
                             group remaining after the distribution of the
                             related senior interest distribution amount and
                             the related Class P distribution amount, a
                             distribution allocable to principal, equal to the
                             related senior principal distribution amount.

                             The holders of each class of Group C-B
                             Certificates will be entitled to receive payments of principal on each distribution date to the extent of funds available from each loan group, after payments of interest and principal to the related senior certificates and any class of Group
                             C-B Certificates with a higher payment priority, and after payments of interest to that class of Group C-B Certificates.

Shifting of Interests:       All principal prepayments and other unscheduled
                             payments of principal from each loan group will be
                             allocated to the related Senior Certificates
                             during the first five years after the closing
                             date. A disproportionately large portion of
                             principal prepayments and other unscheduled
                             payments of principal will be allocated to the
                             related Senior Certificates during the next four
                             years, subject to loss and delinquency tests
                             described in the prospectus supplement. This
                             provides additional credit enhancement for the
                             Senior Certificates by reserving a greater portion
                             of the principal balance of the Group C-B
                             Certificates for the absorption of losses.

                             All mortgagor prepayments not otherwise
                             distributable to the related Senior Certificates will be allocated on a pro rata basis among the class of Group C-B Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Group C-B Certificates for which certain subordination levels established for that class in the pooling and servicing agreement have not been exceeded. The related subordination level on any distribution date would be satisfied as to any class of Group C-B Certificates, only if the sum of the current percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto.

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

Allocation of Realized       Losses, other than excess fraud, excess
Losses:                      bankruptcy, and excess special hazard losses, will
                             be allocated in full first to the Group C-B
                             Certificates in reverse alphanumeric order. Excess
                             fraud, excess bankruptcy, and excess special
                             hazard losses will be allocated to all Classes of
                             certificates pro rata (other than a Class P
                             Certificate, which will bear a share of such
                             excess loss equal to its percentage interest in
                             the principal of the related mortgage loan.) If
                             the certificate principal balances of the
                             Subordinate Certificates have been reduced to
                             zero, losses on the mortgage loans in a loan group
                             will be allocated among the related Senior
                             Certificates, as more fully described in the
                             prospectus supplement.

                             Investors in the Senior Certificates should be aware that because the Group C-B Certificates represent interests in all loan groups, the certificate principal balances of the Group C-B
                             Certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the mortgage loans in one loan group.

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of Credit Suisse First Boston LLC and has not been independently verified by Credit Suisse First Boston LLC. Accordingly, Credit Suisse First Boston LLC makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Credit Suisse First Boston LLC assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

V. COLLATERAL DETAILS: AGGREGATE COLLATERAL TABLES

Credit Score Distribution

-----------------------------------------------------------------------------------------------------------------
                                                                                     Average     Current Weighted
                                  Number of      Principal       Percentage of      Principal    Average Loan-to-
Credit Score Range             Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)    Value Ratio (%)
-----------------------------------------------------------------------------------------------------------------
Not Available                          5            786,442           0.41           157,288           69.73
-----------------------------------------------------------------------------------------------------------------
<=499                                  2            422,521           0.22           211,261           76.91
-----------------------------------------------------------------------------------------------------------------
500 - 519                             10          1,487,037           0.78           148,704           66.59
-----------------------------------------------------------------------------------------------------------------
520 - 539                             10          1,904,189           0.99           190,419           66.95
-----------------------------------------------------------------------------------------------------------------
540 - 559                             28          4,516,232           2.36           161,294           72.23
-----------------------------------------------------------------------------------------------------------------
560 - 579                             39          6,206,325           3.24           159,137           70.02
-----------------------------------------------------------------------------------------------------------------
580 - 599                             34          7,708,672           4.02           226,726           71.32
-----------------------------------------------------------------------------------------------------------------
600 - 619                             41          8,642,637           4.51           210,796           71.81
-----------------------------------------------------------------------------------------------------------------
620 - 639                             48          9,072,887           4.73           189,018           67.97
-----------------------------------------------------------------------------------------------------------------
640 - 659                             62         12,778,609           6.66           206,107           66.50
-----------------------------------------------------------------------------------------------------------------
660 - 679                             73         18,401,212           9.60           252,071           67.08
-----------------------------------------------------------------------------------------------------------------
680 - 699                            101         20,609,651          10.75           204,056           64.75
-----------------------------------------------------------------------------------------------------------------
700 - 719                             93         20,250,356          10.56           217,746           61.90
-----------------------------------------------------------------------------------------------------------------
720 - 739                             88         19,581,516          10.21           222,517           65.31
-----------------------------------------------------------------------------------------------------------------
740 - 759                             78         15,365,955           8.01           196,999           57.57
-----------------------------------------------------------------------------------------------------------------
760 - 779                            117         21,619,731          11.27           184,784           55.84
-----------------------------------------------------------------------------------------------------------------
780 - 799                             92         17,422,905           9.09           189,379           57.83
-----------------------------------------------------------------------------------------------------------------
800 >=                                24          4,974,102           2.59           207,254           52.13
-----------------------------------------------------------------------------------------------------------------
Total:                               945        191,750,980         100.00           202,911           63.47
-----------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Mortgage Rates(%)             Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         2           841,188          0.44          420,594          702               47.03
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                         8         1,958,896          1.02          244,862          718               68.90
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                        93        21,634,219         11.28          232,626          728               57.30
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       168        39,039,549         20.36          232,378          710               58.80
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       294        61,899,804         32.28          210,544          703               62.72
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       178        34,134,615         17.80          191,768          677               67.17
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                       170        28,169,438         14.69          165,703          664               71.16
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                        29         3,500,072          1.83          120,692          645               68.31
------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                         1           466,585          0.24          466,585          705               77.76
------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                       1             8,343          0.00            8,343          559               19.91
------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                       1            98,271          0.05           98,271          657               65.51
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911          696               63.47
------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balances of Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Original Mortgage Loan           Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Balance ($)                   Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
0 - 100,000                         251        13,786,210          7.19            54,925          686              62.22
------------------------------------------------------------------------------------------------------------------------------
100,001 - 200,000                   164        19,991,483         10.43           121,899          672              64.92
------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                   217        45,340,708         23.65           208,943          692              66.03
------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                   174        49,784,357         25.96           286,117          702              62.96
------------------------------------------------------------------------------------------------------------------------------
400,001 - 500,000                    79        28,895,409         15.07           365,765          704              62.66
------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                    30        14,228,869          7.42           474,296          708              64.89
------------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000                    15         7,606,538          3.97           507,103          690              59.01
------------------------------------------------------------------------------------------------------------------------------
700,001 - 800,000                     5         2,922,919          1.52           584,584          653              62.67
------------------------------------------------------------------------------------------------------------------------------
800,001 - 900,000                     1           769,709          0.40           769,709          607              64.14
------------------------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                   8         7,198,180          3.75           899,773          736              54.26
------------------------------------------------------------------------------------------------------------------------------
1,200,001 - 1,300,000                 1         1,226,598          0.64         1,226,598          679              66.48
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00           202,911          696              63.47
------------------------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Original LTV Ratios

------------------------------------------------------------------------------------------------------------------------------
                                                                                Average                       Current Weighted
                                 Number of     Principal    Percentage of      Principal    Weighted Average  Average Loan-to-
Original LTV Ratio (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             91        14,197,112          7.40          156,012           736              33.07
------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        31         7,146,100          3.73          230,519           728              47.48
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        41         7,191,025          3.75          175,391           721              46.81
------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        59        12,762,926          6.66          216,321           698              53.71
------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       125        27,598,253         14.39          220,786           698              58.71
------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       160        29,439,314         15.35          183,996           691              64.26
------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       302        69,845,344         36.43          231,276           687              70.51
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        12         2,569,955          1.34          214,163           679              75.70
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        87        14,706,924          7.67          169,045           682              78.91
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                        29         5,367,597          2.80          185,090           683              85.98
------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        8           926,430          0.48          115,804           724              93.80
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Current LTV Ratios

------------------------------------------------------------------------------------------------------------
                                                                                Average
                                 Number of     Principal    Percentage of      Principal    Weighted Average
Current LTV Ratio (%)         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score
------------------------------------------------------------------------------------------------------------
<= 50.00                            237        36,269,358         18.91          153,035           738
------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        55        11,282,583          5.88          205,138           723
------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        65        14,328,225          7.47          220,434           699
------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        95        21,244,895         11.08          223,630           694
------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       130        30,810,177         16.07          237,001           689
------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       171        36,871,872         19.23          215,625           673
------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       107        25,527,596         13.31          238,576           674
------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        52         9,342,780          4.87          179,669           690
------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        23         4,576,462          2.39          198,977           659
------------------------------------------------------------------------------------------------------------
90.01 - 95.00                         5           870,027          0.45          174,005           658
------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        5           627,006          0.33          125,401           748
------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696
------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------
                                                                                Average                       Current Weighted
                                 Number of     Principal    Percentage of      Principal    Weighted Average  Average Loan-to-
State                         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
California                         210         53,833,268         28.07          256,349           698              62.22
------------------------------------------------------------------------------------------------------------------------------
New York                            81         14,786,776          7.71          182,553           714              59.43
------------------------------------------------------------------------------------------------------------------------------
Texas                               85         13,510,957          7.05          158,952           681              66.93
------------------------------------------------------------------------------------------------------------------------------
New Jersey                          58         11,857,509          6.18          204,440           699              62.85
------------------------------------------------------------------------------------------------------------------------------
Florida                             65          9,720,554          5.07          149,547           695              58.61
------------------------------------------------------------------------------------------------------------------------------
Connecticut                         30          8,462,862          4.41          282,095           714              64.14
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                        39          7,682,877          4.01          196,997           703              64.31
------------------------------------------------------------------------------------------------------------------------------
Illinois                            33          7,108,307          3.71          215,403           668              64.95
------------------------------------------------------------------------------------------------------------------------------
Virginia                            24          6,076,895          3.17          253,204           695              62.06
------------------------------------------------------------------------------------------------------------------------------
Other                              320         58,710,975         30.62          183,472           692              65.54
------------------------------------------------------------------------------------------------------------------------------
Total:                             945        191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Loan Purpose of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                Average                       Current Weighted
                                 Number of     Principal    Percentage of      Principal    Weighted Average  Average Loan-to-
Loan Purpose                  Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Purchase                            443        96,037,652         50.08          216,789           699              67.94
------------------------------------------------------------------------------------------------------------------------------
Rate and Term Refinance             291        61,670,273         32.16          211,925           696              58.27
------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                    210        33,836,802         17.65          161,128           688              60.20
------------------------------------------------------------------------------------------------------------------------------
Construction/Permanent                1           206,254          0.11          206,254           596              77.83
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Documentation Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Documentation Type            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  637       143,744,683         74.96          225,659           703              63.54
------------------------------------------------------------------------------------------------------------------------------
Limited Documentation               281        44,069,035         22.98          156,829           679              62.86
------------------------------------------------------------------------------------------------------------------------------
No Ratio                             17         2,679,586          1.40          157,623           634              71.12
------------------------------------------------------------------------------------------------------------------------------
No Documentation                     10         1,257,677          0.66          125,768           624              61.61
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Occupancy Types of the Mortgage Loans

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Occupancy Type                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Primary Residence                   797       177,447,121         92.54          222,644           696              63.14
------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                  117         9,132,117          4.76           78,052           690              67.85
------------------------------------------------------------------------------------------------------------------------------
Second/Vacation                      31         5,171,743          2.70          166,830           692              67.26
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Mortgaged Property Types

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Property Type                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             730       154,361,580         80.50          211,454           697              62.68
------------------------------------------------------------------------------------------------------------------------------
PUD (Attached)                       85        19,646,936         10.25          231,140           687              67.68
------------------------------------------------------------------------------------------------------------------------------
Condo - Low Rise <5 floors           47         8,423,461          4.39          179,223           696              65.91
------------------------------------------------------------------------------------------------------------------------------
2 Family                             32         3,165,728          1.65           98,929           705              62.26
------------------------------------------------------------------------------------------------------------------------------
PUD (Detached)                        9         1,967,881          1.03          218,653           713              67.75
------------------------------------------------------------------------------------------------------------------------------
3 Family                             13         1,573,153          0.82          121,012           612              69.25
------------------------------------------------------------------------------------------------------------------------------
Co-op                                15         1,023,164          0.53           68,211           730              50.87
------------------------------------------------------------------------------------------------------------------------------
4 Family                              8           662,277          0.35           82,785           722              74.49
------------------------------------------------------------------------------------------------------------------------------
Townhouse                             3           546,141          0.28          182,047           696              78.08
------------------------------------------------------------------------------------------------------------------------------
Condo - High Rise >8 floors           1           276,274          0.14          276,274           782              74.47
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                  2           104,385          0.05           52,192           753              74.71
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Seasoning

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Seasoning                     Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 24                                21         7,349,165          3.83          349,960           714              65.20
------------------------------------------------------------------------------------------------------------------------------
25 - 36                              49         4,694,288          2.45           95,802           666              68.67
------------------------------------------------------------------------------------------------------------------------------
37 - 48                              62        21,664,418         11.30          349,426           675              71.65
------------------------------------------------------------------------------------------------------------------------------
49 - 60                              32         8,292,447          4.32          259,139           685              71.31
------------------------------------------------------------------------------------------------------------------------------
61 - 72                             237        45,222,700         23.58          190,813           684              67.80
------------------------------------------------------------------------------------------------------------------------------
73 - 84                             185        32,088,666         16.73          173,452           695              60.84
------------------------------------------------------------------------------------------------------------------------------
85 - 96                              75        14,556,594          7.59          194,088           719              59.98
------------------------------------------------------------------------------------------------------------------------------
97 >=                               284        57,882,701         30.19          203,812           709              57.61
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Original Term

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Original Term                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 119                                1           120,843          0.06          120,843           769              72.80
------------------------------------------------------------------------------------------------------------------------------
120 - 180                           176        26,025,331         13.57          147,871           729              45.43
------------------------------------------------------------------------------------------------------------------------------
240 - 360                           768       165,604,807         86.36          215,631           691              66.30
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Net Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Net Mortgage Rates            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                         1           392,071          0.20          392,071           769              34.09
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         9         2,132,606          1.11          236,956           711              57.90
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                        59        14,848,012          7.74          251,661           726              60.23
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                       146        30,693,033         16.01          210,226           714              54.93
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       268        59,740,446         31.16          222,912           705              63.43
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       221        46,675,402         24.34          211,201           690              64.98
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       170        27,410,179         14.29          161,236           661              70.38
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                        66         9,088,947          4.74          137,711           660              71.25
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                         3           663,670          0.35          221,223           660              73.33
------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                       1             8,343          0.00            8,343           559              19.91
------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                       1            98,271          0.05           98,271           657              65.51
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Remaining Term

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Remaining Term                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
<= 120                             131         20,943,247          10.92          159,872          733               42.01
-------------------------------------------------------------------------------------------------------------------------------
121 - 132                            7            417,212           0.22           59,602          717               48.01
-------------------------------------------------------------------------------------------------------------------------------
133 - 144                            3            176,766           0.09           58,922          740               42.61
-------------------------------------------------------------------------------------------------------------------------------
145 - 156                           32          2,601,124           1.36           81,285          687               64.88
-------------------------------------------------------------------------------------------------------------------------------
157 - 168                           12          2,437,805           1.27          203,150          724               56.19
-------------------------------------------------------------------------------------------------------------------------------
169 - 180                            2            305,024           0.16          152,512          795               47.88
-------------------------------------------------------------------------------------------------------------------------------
181 - 192                            2            256,377           0.13          128,188          699               34.55
-------------------------------------------------------------------------------------------------------------------------------
205 - 216                            3            260,582           0.14           86,861          740               66.29
-------------------------------------------------------------------------------------------------------------------------------
217 - 228                            2            703,113           0.37          351,556          741               64.09
-------------------------------------------------------------------------------------------------------------------------------
229 - 240                           55         14,434,256           7.53          262,441          714               59.27
-------------------------------------------------------------------------------------------------------------------------------
241 - 252                          157         29,222,981          15.24          186,134          705               59.59
-------------------------------------------------------------------------------------------------------------------------------
253 - 264                           31          8,363,870           4.36          269,802          693               66.22
-------------------------------------------------------------------------------------------------------------------------------
265 - 276                           59         11,530,706           6.01          195,436          697               66.92
-------------------------------------------------------------------------------------------------------------------------------
277 - 288                          187         32,340,934          16.87          172,946          688               66.49
-------------------------------------------------------------------------------------------------------------------------------
289 - 300                          150         31,113,816          16.23          207,425          678               69.76
-------------------------------------------------------------------------------------------------------------------------------
301 - 312                           30          8,837,563           4.61          294,585          675               72.28
-------------------------------------------------------------------------------------------------------------------------------
313 - 324                           57         20,889,138          10.89          366,476          678               71.89
-------------------------------------------------------------------------------------------------------------------------------
325 - 336                           14          1,868,760           0.97          133,483          631               74.06
-------------------------------------------------------------------------------------------------------------------------------
337 - 348                            4          1,680,739           0.88          420,185          711               72.79
-------------------------------------------------------------------------------------------------------------------------------
349 - 360                            7          3,366,968           1.76          480,995          701               67.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                             945        191,750,980         100.00          202,911          696               63.47
-------------------------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of Credit Suisse First Boston LLC and has not been independently verified by Credit Suisse First Boston LLC. Accordingly, Credit Suisse First Boston LLC makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Credit Suisse First Boston LLC assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

V. COLLATERAL DETAILS: GROUP 1 COLLATERAL TABLES

Credit Score Distribution

------------------------------------------------------------------------------------------------------------
                                                                                 Average    Current Weighted
                                 Number of     Principal     Percentage of      Principal   Average Loan-to-
Credit Score Range            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)  Value Ratio (%)
------------------------------------------------------------------------------------------------------------
<=499                                1             89,969          0.34           89,969         71.97
------------------------------------------------------------------------------------------------------------
500 - 519                            1             35,319          0.14           35,319         55.19
------------------------------------------------------------------------------------------------------------
540 - 559                            5            257,803          0.99           51,561         69.44
------------------------------------------------------------------------------------------------------------
560 - 579                            3            257,339          0.98           85,780         70.95
------------------------------------------------------------------------------------------------------------
580 - 599                            1            253,616          0.97          253,616         56.36
------------------------------------------------------------------------------------------------------------
600 - 619                            2            351,922          1.35          175,961         62.03
------------------------------------------------------------------------------------------------------------
620 - 639                            7            632,753          2.42           90,393         55.13
------------------------------------------------------------------------------------------------------------
640 - 659                            7          1,522,259          5.82          217,466         52.49
------------------------------------------------------------------------------------------------------------
660 - 679                           10          1,307,230          5.00          130,723         44.76
------------------------------------------------------------------------------------------------------------
680 - 699                           15          1,477,166          5.65           98,478         39.01
------------------------------------------------------------------------------------------------------------
700 - 719                           22          3,459,876         13.23          157,267         49.91
------------------------------------------------------------------------------------------------------------
720 - 739                           23          3,121,045         11.94          135,698         52.94
------------------------------------------------------------------------------------------------------------
740 - 759                           18          2,835,944         10.85          157,552         37.61
------------------------------------------------------------------------------------------------------------
760 - 779                           35          5,749,736         21.99          164,278         40.68
------------------------------------------------------------------------------------------------------------
780 - 799                           22          3,912,230         14.96          177,829         42.95
------------------------------------------------------------------------------------------------------------
800 >=                               5            881,965          3.37          176,393         37.47
------------------------------------------------------------------------------------------------------------
Total:                             177         26,146,174        100.00          147,718         45.56
------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------
                                                                                Average                       Current Weighted
Mortgage Rates (%)               Number of     Principal      Percentage of    Principal    Weighted Average  Average Loan-to-
                              Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         1           449,117          1.72          449,117           643              58.33
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                         3           538,986          2.06          179,662           725              61.88
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                        38         6,083,477         23.27          160,092           741              48.55
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                        36         6,810,269         26.05          189,174           733              36.60
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                        52         8,157,189         31.20          156,869           742              45.40
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                        22         2,521,638          9.64          114,620           684              48.84
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                        18         1,280,699          4.90           71,150           710              56.56
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                         6           296,456          1.13           49,409           640              70.55
------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                       1             8,343          0.03            8,343           559              19.91
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balances of Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Original Mortgage Loan           Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Balance ($)                   Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
0 - 100,000                          63         2,842,727         10.87           45,123           698              53.55
------------------------------------------------------------------------------------------------------------------------------
100,001 - 200,000                    21         2,387,279          9.13          113,680           697              59.64
------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                    30         4,742,817         18.14          158,094           734              47.24
------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                    28         5,196,664         19.88          185,595           727              38.90
------------------------------------------------------------------------------------------------------------------------------
400,001 - 500,000                    22         6,215,166         23.77          282,508           742              43.52
------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                     4         1,057,307          4.04          264,327           766              45.54
------------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000                     6         2,390,611          9.14          398,435           732              41.88
------------------------------------------------------------------------------------------------------------------------------
700,001 - 800,000                     2           686,170          2.62          343,085           729              32.25
------------------------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                   1           627,433          2.40          627,433           772              47.00
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Original LTV Ratios

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Original LTV Ratio (%)           Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
                              Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             32         4,254,740         16.27          132,961           750              26.67
------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                         6           554,999          2.12           92,500           741              42.10
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        11         2,239,267          8.56          203,570           738              36.81
------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        15         2,006,024          7.67          133,735           680              43.85
------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                        24         4,074,400         15.58          169,767           733              44.26
------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                        29         4,154,802         15.89          143,269           748              52.55
------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                        46         7,252,745         27.74          157,668           724              52.28
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                         2           277,570          1.06          138,785           692              49.87
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                         9           822,378          3.15           91,375           671              59.26
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                         3           509,247          1.95          169,749           690              85.39
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Current LTV Ratios

----------------------------------------------------------------------------------------------------------------
                                                                                    Average
Current LTV Ratio (%)            Number of      Principal       Percentage of      Principal    Weighted Average
                              Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
----------------------------------------------------------------------------------------------------------------
<= 50.00                            108         17,073,959          65.30           158,092            745
----------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        16          2,447,043           9.36           152,940            739
----------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        14          2,239,671           8.57           159,977            664
----------------------------------------------------------------------------------------------------------------
60.01 - 65.00                         8            485,265           1.86            60,658            699
----------------------------------------------------------------------------------------------------------------
65.01 - 70.00                        10          1,163,415           4.45           116,342            730
----------------------------------------------------------------------------------------------------------------
70.01 - 75.00                        13          1,748,102           6.69           134,469            692
----------------------------------------------------------------------------------------------------------------
75.01 - 80.00                         3            359,735           1.38           119,912            618
----------------------------------------------------------------------------------------------------------------
80.01 - 85.00                         4            506,298           1.94           126,575            715
----------------------------------------------------------------------------------------------------------------
90.01 - 95.00                         1            122,686           0.47           122,686            556
----------------------------------------------------------------------------------------------------------------
Total:                              177         26,146,174         100.00           147,718            729
----------------------------------------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
State                            Number of     Principal    Percentage of       Principal   Weighted Average  Average Loan-to-
                              Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)  Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
California                           53        10,114,008         38.68          190,830           741              37.72
------------------------------------------------------------------------------------------------------------------------------
Texas                                22         2,476,013          9.47          112,546           699              48.18
------------------------------------------------------------------------------------------------------------------------------
Florida                              18         2,462,932          9.42          136,830           684              49.63
------------------------------------------------------------------------------------------------------------------------------
New York                             10         1,286,984          4.92          128,698           743              40.54
------------------------------------------------------------------------------------------------------------------------------
New Jersey                            5         1,271,106          4.86          254,221           783              55.04
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                         7         1,119,745          4.28          159,964           735              37.99
------------------------------------------------------------------------------------------------------------------------------
Illinois                              7           818,039          3.13          116,863           729              52.80
------------------------------------------------------------------------------------------------------------------------------
Other                                55         6,597,348         25.23          119,952           724              54.61
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174           100          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Loan Purpose of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Loan Purpose                     Number of     Principal    Percentage of       Principal   Weighted Average  Average Loan-to-
                              Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)  Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Rate and Term Refinance              73        12,020,179         45.97          164,660           730              39.35
------------------------------------------------------------------------------------------------------------------------------
Purchase                             54         9,188,463         35.14          170,157           724              50.00
------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                     50         4,937,532         18.88           98,751           735              52.40
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Mortgage Loan Documentation Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Documentation Type            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  121        19,082,772         72.98          157,709          732               42.46
------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                54         6,908,561         26.42          127,936          724               53.41
------------------------------------------------------------------------------------------------------------------------------
No Ratio                              2           154,841          0.59           77,421          597               77.05
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718          729               45.56
------------------------------------------------------------------------------------------------------------------------------

Occupancy Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Occupancy Type                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Primary Residence                   144        24,267,698         92.82          168,526           730              44.69
------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                   29         1,624,684          6.21           56,024           715              55.64
------------------------------------------------------------------------------------------------------------------------------
Second/Vacation                       4           253,792          0.97           63,448           742              63.65
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Mortgaged Property Types

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Property Type                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             139        21,089,037         80.66          151,720           728              44.92
------------------------------------------------------------------------------------------------------------------------------
PUD (Attached)                       18         2,921,751         11.17          162,319           734              43.96
------------------------------------------------------------------------------------------------------------------------------
Condo - Low Rise <5 floors            6           926,901          3.55          154,483           762              43.54
------------------------------------------------------------------------------------------------------------------------------
2 Family                              5           683,423          2.61          136,685           693              71.50
------------------------------------------------------------------------------------------------------------------------------
Co-op                                 4           230,497          0.88           57,624           774              35.97
------------------------------------------------------------------------------------------------------------------------------
4 Family                              3           172,849          0.66           57,616           721              56.07
------------------------------------------------------------------------------------------------------------------------------
3 Family                              1            71,861          0.27           71,861           701              65.33
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                  1            49,855          0.19           49,855           758              71.22
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Seasoning

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Seasoning                     Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 24                                10         2,301,457          8.80          230,146           735              56.01
------------------------------------------------------------------------------------------------------------------------------
25 - 36                              32         2,514,930          9.62           78,592           691              64.72
------------------------------------------------------------------------------------------------------------------------------
37 - 48                               4           259,903          0.99           64,976           722              46.03
------------------------------------------------------------------------------------------------------------------------------
49 - 60                               5           245,315          0.94           49,063           709              48.43
------------------------------------------------------------------------------------------------------------------------------
61 - 72                              30         4,420,197         16.91          147,340           723              52.33
------------------------------------------------------------------------------------------------------------------------------
73 - 84                              46         7,980,003         30.52          173,478           722              45.54
------------------------------------------------------------------------------------------------------------------------------
85 - 96                              20         3,739,930         14.30          186,996           758              42.20
------------------------------------------------------------------------------------------------------------------------------
97 >=                                30         4,684,438         17.92          156,148           742              26.29
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Original Term

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Original Term                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 119                                1           120,843          0.46          120,843           769              72.80
------------------------------------------------------------------------------------------------------------------------------
120 - 180                           176        26,025,331         99.54          147,871           729              45.43
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Net Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Net Mortgage Rates (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                        7          1,447,564          5.54          206,795           720              48.99
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                       21          3,331,432         12.74          158,640           735              55.07
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                       43          7,437,869         28.45          172,974           733              37.95
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       44          7,734,985         29.58          175,795           739              43.91
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       34          4,384,131         16.77          128,945           716              48.46
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       15          1,231,331          4.71           82,089           704              53.64
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                       12            570,520          2.18           47,543           679              63.44
------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                      1              8,343          0.03            8,343           559              19.91
------------------------------------------------------------------------------------------------------------------------------
Total:                             177         26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Remaining Term

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Remaining Term                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 120                              130       20,918,126          80.00          160,909          733               42.02
------------------------------------------------------------------------------------------------------------------------------
121 - 132                             4          286,537           1.10           71,634          710               54.51
------------------------------------------------------------------------------------------------------------------------------
133 - 144                             3          176,766           0.68           58,922          740               42.61
------------------------------------------------------------------------------------------------------------------------------
145 - 156                            30        2,463,287           9.42           82,110          691               64.98
------------------------------------------------------------------------------------------------------------------------------
157 - 168                            10        2,301,457           8.80          230,146          735               56.01
------------------------------------------------------------------------------------------------------------------------------
Total:                              177       26,146,174         100.00          147,718          729               45.56
------------------------------------------------------------------------------------------------------------------------------

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of Credit Suisse First Boston LLC and has not been independently verified by Credit Suisse First Boston LLC. Accordingly, Credit Suisse First Boston LLC makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Credit Suisse First Boston LLC assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

V. COLLATERAL DETAILS: GROUP 2 COLLATERAL TABLES

Credit Score Distribution

------------------------------------------------------------------------------------------------------------------------
                                                                                    Average
                                 Number of      Principal      Percentage of       Principal    Current Weighted Average
Credit Score Range            Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)    Loan-to-Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------
Not Available                         5            786,442           0.47           157,288              69.73
------------------------------------------------------------------------------------------------------------------------
<=499                                 1            332,552           0.20           332,552              78.25
------------------------------------------------------------------------------------------------------------------------
500 - 519                             9          1,451,718           0.88           161,302              66.87
------------------------------------------------------------------------------------------------------------------------
520 - 539                            10          1,904,189           1.15           190,419              66.95
------------------------------------------------------------------------------------------------------------------------
540 - 559                            23          4,258,429           2.57           185,149              72.40
------------------------------------------------------------------------------------------------------------------------
560 - 579                            36          5,948,986           3.59           165,250              69.98
------------------------------------------------------------------------------------------------------------------------
580 - 599                            33          7,455,056           4.50           225,911              71.83
------------------------------------------------------------------------------------------------------------------------
600 - 619                            39          8,290,715           5.01           212,582              72.22
------------------------------------------------------------------------------------------------------------------------
620 - 639                            41          8,440,134           5.10           205,857              68.93
------------------------------------------------------------------------------------------------------------------------
640 - 659                            55         11,256,350           6.80           204,661              68.39
------------------------------------------------------------------------------------------------------------------------
660 - 679                            63         17,093,981          10.32           271,333              68.78
------------------------------------------------------------------------------------------------------------------------
680 - 699                            86         19,132,485          11.55           222,471              66.74
------------------------------------------------------------------------------------------------------------------------
700 - 719                            71         16,790,480          10.14           236,486              64.37
------------------------------------------------------------------------------------------------------------------------
720 - 739                            65         16,460,471           9.94           253,238              67.65
------------------------------------------------------------------------------------------------------------------------
740 - 759                            60         12,530,010           7.57           208,834              62.09
------------------------------------------------------------------------------------------------------------------------
760 - 779                            82         15,869,995           9.58           193,537              61.34
------------------------------------------------------------------------------------------------------------------------
780 - 799                            70         13,510,675           8.16           193,010              62.14
------------------------------------------------------------------------------------------------------------------------
800 >=                               19          4,092,137           2.47           215,376              55.29
------------------------------------------------------------------------------------------------------------------------
Total:                              768        165,604,807         100.00           215,631              66.30
------------------------------------------------------------------------------------------------------------------------

Mortgage Rates

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Mortgage Rates(%)             Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         1           392,071          0.24          392,071          769               34.09
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                         5         1,419,910          0.86          283,982          715               71.56
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                        55        15,550,742          9.39          282,741          723               60.72
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       132        32,229,280         19.46          244,161          706               63.49
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       242        53,742,615         32.45          222,077          697               65.35
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       156        31,612,977         19.09          202,647          676               68.63
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                       152        26,888,739         16.24          176,900          661               71.85
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                        23         3,203,616          1.93          139,288          645               68.10
------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                         1           466,585          0.28          466,585          705               77.76
------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                       1            98,271          0.06           98,271          657               65.51
------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631          691               66.30
------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balances of Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Original Mortgage Loan           Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Balance ($)                   Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
0 - 100,000                         188        10,943,483          6.61             58,210        683               64.47
------------------------------------------------------------------------------------------------------------------------------
100,001 - 200,000                   143        17,604,203         10.63            123,106        669               65.64
------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                   187        40,597,891         24.51            217,101        687               68.23
------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                   146        44,587,693         26.92            305,395        700               65.76
------------------------------------------------------------------------------------------------------------------------------
400,001 - 500,000                    57        22,680,243         13.70            397,899        694               67.90
------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                    26        13,171,562          7.95            506,599        703               66.44
------------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000                     9         5,215,928          3.15            579,548        671               66.86
------------------------------------------------------------------------------------------------------------------------------
700,001 - 800,000                     3         2,236,749          1.35            745,583        630               71.99
------------------------------------------------------------------------------------------------------------------------------
800,001 - 900,000                     1           769,709          0.46            769,709        607               64.14
------------------------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                   7         6,570,747          3.97            938,678        732               54.96
------------------------------------------------------------------------------------------------------------------------------
1,200,001 - 1,300,000                 1         1,226,598          0.74          1,226,598        679               66.48
------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00            215,631        691               66.30
------------------------------------------------------------------------------------------------------------------------------

Original LTV Ratios

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Original LTV Ratio (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             59         9,942,372          6.00          168,515           731              35.81
------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        25         6,591,102          3.98          263,644           727              47.93
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        30         4,951,758          2.99          165,059           714              51.33
------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        44        10,756,901          6.50          244,475           701              55.54
------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       101        23,523,853         14.20          232,909           692              61.21
------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       131        25,284,512         15.27          193,012           681              66.19
------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       256        62,592,599         37.80          244,502           683              72.62
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        10         2,292,385          1.38          229,239           677              78.83
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        78        13,884,546          8.38          178,007           682              80.07
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                        26         4,858,350          2.93          186,860           682              86.04
------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        8           926,430          0.56          115,804           724              93.80
------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
------------------------------------------------------------------------------------------------------------------------------

Current LTV Ratios

------------------------------------------------------------------------------------------------------------
                                                                                 Average
                                 Number of     Principal      Percentage of     Principal   Weighted Average
Current LTV Ratio (%)         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score
------------------------------------------------------------------------------------------------------------
<= 50.00                            129        19,195,399         11.59          148,802           733
------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        39         8,835,540          5.34          226,552           718
------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        51        12,088,554          7.30          237,030           705
------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        87        20,759,630         12.54          238,616           694
------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       120        29,646,762         17.90          247,056           688
------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       158        35,123,770         21.21          222,302           672
------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       104        25,167,861         15.20          241,999           675
------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        48         8,836,482          5.34          184,093           689
------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        23         4,576,462          2.76          198,977           659
------------------------------------------------------------------------------------------------------------
90.01 - 95.00                         4           747,340          0.45          186,835           674
------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        5           627,006          0.38          125,401           748
------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691
------------------------------------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
State                         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
California                          157        43,719,261         26.40          278,467           688              67.89
------------------------------------------------------------------------------------------------------------------------------
New York                             71        13,499,793          8.15          190,138           711              61.23
------------------------------------------------------------------------------------------------------------------------------
Texas                                63        11,034,944          6.66          175,158           677              71.14
------------------------------------------------------------------------------------------------------------------------------
New Jersey                           53        10,586,403          6.39          199,743           689              63.78
------------------------------------------------------------------------------------------------------------------------------
Connecticut                          29         8,427,176          5.09          290,592           714              64.13
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                         38         7,418,331          4.48          195,219           701              64.81
------------------------------------------------------------------------------------------------------------------------------
Florida                              47         7,257,623          4.38          154,418           698              61.66
------------------------------------------------------------------------------------------------------------------------------
Illinois                             26         6,290,268          3.80          241,933           660              66.53
------------------------------------------------------------------------------------------------------------------------------
Virginia                             23         6,029,297          3.64          262,143           695              62.18
------------------------------------------------------------------------------------------------------------------------------
Other                               261        51,341,712         31.00          196,712           687              67.45
------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
------------------------------------------------------------------------------------------------------------------------------

Loan Purpose of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Loan Purpose                  Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Purchase                            389        86,849,189         52.44          223,263           696              69.84
------------------------------------------------------------------------------------------------------------------------------
Rate and Term Refinance             218        49,650,094         29.98          227,753           688              62.84
------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                    160        28,899,270         17.45          180,620           680              61.54
------------------------------------------------------------------------------------------------------------------------------
Construction/Permanent                1           206,254          0.12          206,254           596              77.83
------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Documentation Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Documentation Type            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  516       124,661,911         75.28          241,593           699              66.76
------------------------------------------------------------------------------------------------------------------------------
Limited Documentation               227        37,160,474         22.44          163,703           670              64.61
------------------------------------------------------------------------------------------------------------------------------
No Ratio                             15         2,524,745          1.52          168,316           636              70.76
------------------------------------------------------------------------------------------------------------------------------
No Documentation                     10         1,257,677          0.76          125,768           624              61.61
------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
------------------------------------------------------------------------------------------------------------------------------

Occupancy Types of the Mortgage Loans

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                     Average
                                  Number of      Principal       Percentage of      Principal    Weighted Average
Occupancy Type                 Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
-----------------------------------------------------------------------------------------------------------------
Primary Residence                    653        153,179,424          92.50           234,578            691
-----------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                    88          7,507,432           4.53            85,312            685
-----------------------------------------------------------------------------------------------------------------
Second/Vacation                       27          4,917,951           2.97           182,146            690
-----------------------------------------------------------------------------------------------------------------
Total:                               768        165,604,807         100.00           215,631            691
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------

                               Current Weighted Average
Occupancy Type                  Loan-to-Value Ratio (%)
-------------------------------------------------------
Primary Residence                        66.06
-------------------------------------------------------
Non-Owner Occupied                       70.50
-------------------------------------------------------
Second/Vacation                          67.44
-------------------------------------------------------
Total:                                   66.30
-------------------------------------------------------

Mortgaged Property Types

-----------------------------------------------------------------------------------------------------------------
                                                                                     Average
                                  Number of      Principal       Percentage of      Principal    Weighted Average
Property Type                  Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
-----------------------------------------------------------------------------------------------------------------
Single Family Residence              591        133,272,544          80.48           225,503            692
-----------------------------------------------------------------------------------------------------------------
PUD (Attached)                        67         16,725,186          10.10           249,630            678
-----------------------------------------------------------------------------------------------------------------
Condo - Low Rise <5 floors            41          7,496,560           4.53           182,843            687
-----------------------------------------------------------------------------------------------------------------
2 Family                              27          2,482,305           1.50            91,937            708
-----------------------------------------------------------------------------------------------------------------
PUD (Detached)                         9          1,967,881           1.19           218,653            713
-----------------------------------------------------------------------------------------------------------------
3 Family                              12          1,501,292           0.91           125,108            608
-----------------------------------------------------------------------------------------------------------------
Co-op                                 11            792,667           0.48            72,061            717
-----------------------------------------------------------------------------------------------------------------
Townhouse                              3            546,141           0.33           182,047            696
-----------------------------------------------------------------------------------------------------------------
4 Family                               5            489,427           0.30            97,885            722
-----------------------------------------------------------------------------------------------------------------
Condo - High Rise >8 floors            1            276,274           0.17           276,274            782
-----------------------------------------------------------------------------------------------------------------
Manufactured Housing                   1             54,530           0.03            54,530            748
-----------------------------------------------------------------------------------------------------------------
Total:                               768        165,604,807         100.00           215,631            691
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------

                               Current Weighted Average
Property Type                   Loan-to-Value Ratio (%)
-------------------------------------------------------
Single Family Residence                  65.49
-------------------------------------------------------
PUD (Attached)                           71.82
-------------------------------------------------------
Condo - Low Rise <5 floors               68.67
-------------------------------------------------------
2 Family                                 59.72
-------------------------------------------------------
PUD (Detached)                           67.75
-------------------------------------------------------
3 Family                                 69.44
-------------------------------------------------------
Co-op                                    55.21
-------------------------------------------------------
Townhouse                                78.08
-------------------------------------------------------
4 Family                                 81.00
-------------------------------------------------------
Condo - High Rise >8 floors              74.47
-------------------------------------------------------
Manufactured Housing                     77.90
-------------------------------------------------------
Total:                                   66.30
-------------------------------------------------------

Seasoning

-----------------------------------------------------------------------------------------------------------------
                                                                                     Average
                                  Number of      Principal       Percentage of      Principal    Weighted Average
Seasoning                      Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
-----------------------------------------------------------------------------------------------------------------
<= 24                                 11          5,047,707           3.05           458,882            704
-----------------------------------------------------------------------------------------------------------------
25 - 36                               17          2,179,358           1.32           128,198            637
-----------------------------------------------------------------------------------------------------------------
37 - 48                               58         21,404,515          12.93           369,043            675
-----------------------------------------------------------------------------------------------------------------
49 - 60                               27          8,047,132           4.86           298,042            684
-----------------------------------------------------------------------------------------------------------------
61 - 72                              207         40,802,503          24.64           197,114            680
-----------------------------------------------------------------------------------------------------------------
73 - 84                              139         24,108,663          14.56           173,444            686
-----------------------------------------------------------------------------------------------------------------
85 - 96                               55         10,816,665          6.53            196,667            704
-----------------------------------------------------------------------------------------------------------------
97 >=                                254         53,198,263          32.12           209,442            706
-----------------------------------------------------------------------------------------------------------------
Total:                               768        165,604,807         100.00           215,631            691
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------

                               Current Weighted Average
Seasoning                       Loan-to-Value Ratio (%)
-------------------------------------------------------
<= 24                                    69.38
-------------------------------------------------------
25 - 36                                  73.23
-------------------------------------------------------
37 - 48                                  71.96
-------------------------------------------------------
49 - 60                                  72.01
-------------------------------------------------------
61 - 72                                  69.48
-------------------------------------------------------
73 - 84                                  65.91
-------------------------------------------------------
85 - 96                                  66.13
-------------------------------------------------------
97 >=                                    60.37
-------------------------------------------------------
Total:                                   66.30
-------------------------------------------------------

Original Term

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET               (212) 325-0357
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                     Average
                                  Number of      Principal       Percentage of      Principal    Weighted Average
Original Term                  Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
-----------------------------------------------------------------------------------------------------------------
240 - 360                            768        165,604,807         100.00           215,631          690
-----------------------------------------------------------------------------------------------------------------
Total:                               768        165,604,807         100.00           215,631          690
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------

                               Current Weighted Average
Original Term                   Loan-to-Value Ratio (%)
-------------------------------------------------------
240 - 360                                66.30
-------------------------------------------------------
Total:                                   66.30
-------------------------------------------------------

Net Mortgage Rates

-----------------------------------------------------------------------------------------------------------------
                                                                                     Average
                                  Number of      Principal       Percentage of      Principal    Weighted Average
Net Mortgage Rates (%)         Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
-----------------------------------------------------------------------------------------------------------------
5.000 - 5.499                          1            392,071           0.24           392,071          769
-----------------------------------------------------------------------------------------------------------------
5.500 - 5.999                          2            685,043           0.41           342,521          693
-----------------------------------------------------------------------------------------------------------------
6.000 - 6.499                         38         11,516,580           6.95           303,068          724
-----------------------------------------------------------------------------------------------------------------
6.500 - 6.999                        103         23,255,163          14.04           225,778          707
-----------------------------------------------------------------------------------------------------------------
7.000 - 7.499                        224         52,005,461          31.40           232,167          699
-----------------------------------------------------------------------------------------------------------------
7.500 - 7.999                        187         42,291,272          25.54           226,157          688
-----------------------------------------------------------------------------------------------------------------
8.000 - 8.499                        155         26,178,848          15.81           168,896          659
-----------------------------------------------------------------------------------------------------------------
8.500 - 8.999                         54          8,518,428           5.14           157,749          659
-----------------------------------------------------------------------------------------------------------------
9.000 - 9.499                          3            663,670           0.40           221,223          660
-----------------------------------------------------------------------------------------------------------------
11.500 - 11.999                        1             98,271           0.06            98,271          657
-----------------------------------------------------------------------------------------------------------------
Total:                               768        165,604,807         100.00           215,631          691
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------

                               Current Weighted Average
Net Mortgage Rates (%)          Loan-to-Value Ratio (%)
-------------------------------------------------------
5.000 - 5.499                            34.09
-------------------------------------------------------
5.500 - 5.999                            76.73
-------------------------------------------------------
6.000 - 6.499                            61.73
-------------------------------------------------------
6.500 - 6.999                            60.36
-------------------------------------------------------
7.000 - 7.499                            66.33
-------------------------------------------------------
7.500 - 7.999                            66.69
-------------------------------------------------------
8.000 - 8.499                            71.17
-------------------------------------------------------
8.500 - 8.999                            71.77
-------------------------------------------------------
9.000 - 9.499                            73.33
-------------------------------------------------------
11.500 - 11.999                          65.51
-------------------------------------------------------
Total:                                   66.30
-------------------------------------------------------

Remaining Term

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                 Average
                                 Number of    Principal      Percentage of      Principal   Weighted Average
Remaining Term                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score
------------------------------------------------------------------------------------------------------------
<= 120                               1             25,122          0.02           25,122           690
------------------------------------------------------------------------------------------------------------
121 - 132                            3            130,675          0.08           43,558           740
------------------------------------------------------------------------------------------------------------
145 - 156                            2            137,837          0.08           68,919           620
------------------------------------------------------------------------------------------------------------
157 - 168                            2            136,348          0.08           68,174           540
------------------------------------------------------------------------------------------------------------
169 - 180                            2            305,024          0.18          152,512           795
------------------------------------------------------------------------------------------------------------
181 - 192                            2            256,377          0.15          128,188           699
------------------------------------------------------------------------------------------------------------
205 - 216                            3            260,582          0.16           86,861           740
------------------------------------------------------------------------------------------------------------
217 - 228                            2            703,113          0.42          351,556           741
------------------------------------------------------------------------------------------------------------
229 - 240                           55         14,434,256          8.72          262,441           714
------------------------------------------------------------------------------------------------------------
241 - 252                          157         29,222,981         17.65          186,134           705
------------------------------------------------------------------------------------------------------------
253 - 264                           31          8,363,870          5.05          269,802           693
------------------------------------------------------------------------------------------------------------
265 - 276                           59         11,530,706          6.96          195,436           697
------------------------------------------------------------------------------------------------------------
277 - 288                          187         32,340,934         19.53          172,946           688
------------------------------------------------------------------------------------------------------------
289 - 300                          150         31,113,816         18.79          207,425           678
------------------------------------------------------------------------------------------------------------
301 - 312                           30          8,837,563          5.34          294,585           675
------------------------------------------------------------------------------------------------------------
313 - 324                           57         20,889,138         12.61          366,476           678
------------------------------------------------------------------------------------------------------------
325 - 336                           14          1,868,760          1.13          133,483           631
------------------------------------------------------------------------------------------------------------
337 - 348                            4          1,680,739          1.01          420,185           711
------------------------------------------------------------------------------------------------------------
349 - 360                            7          3,366,968          2.03          480,995           701
------------------------------------------------------------------------------------------------------------
Total:                             768        165,604,807        100.00          215,631           691
------------------------------------------------------------------------------------------------------------

------------------------------------------------------

                              Current Weighted Average
Remaining Term                Loan-to-Value Ratio (%)
------------------------------------------------------
<= 120                                 28.55
------------------------------------------------------
121 - 132                              33.74
------------------------------------------------------
145 - 156                              63.17
------------------------------------------------------
157 - 168                              59.28
------------------------------------------------------
169 - 180                              47.88
------------------------------------------------------
181 - 192                              34.55
------------------------------------------------------
205 - 216                              66.29
------------------------------------------------------
217 - 228                              64.09
------------------------------------------------------
229 - 240                              59.27
------------------------------------------------------
241 - 252                              59.59
------------------------------------------------------
253 - 264                              66.22
------------------------------------------------------
265 - 276                              66.92
------------------------------------------------------
277 - 288                              66.49
------------------------------------------------------
289 - 300                              69.76
------------------------------------------------------
301 - 312                              72.28
------------------------------------------------------
313 - 324                              71.89
------------------------------------------------------
325 - 336                              74.06
------------------------------------------------------
337 - 348                              72.79
------------------------------------------------------
349 - 360                              67.69
------------------------------------------------------
Total:                                 66.30
------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

VI. CONTACTS

------------------------------------------------------------------------------------
                                    TRADING DESK
------------------------------------------------------------------------------------
     CONTACT                       PHONE           FAX                E-MAIL
----------------               -------------   ------------   ----------------------
Ken Zegar                       212-325-0357   212-325-8881   kenneth.zegar@csfb.com
Vice President
Trading

Neal Roodin                     212-538-8885   212-325-8111   neal.roodin@csfb.com
Director
Trading

Daniel Ezra                     212-325-0912   212-325-8111   daniel.ezra@csfb.com
Vice President
Trading

Carlos Garza                    212-325-2357   212-325-8111   carlos.garza@csfb.com
Analyst
Trading

Brian Chin                      212-325-0357   212-743-4884   brian.m.chin@csfb.com
Structuring
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                  STRUCTURED FINANCE
-------------------------------------------------------------------------------------
     CONTACT                       PHONE          FAX                 E-MAIL
----------------               ------------   ------------   ------------------------
John P. Graham                 212-325-6201   212-743-4683   john.p.graham@csfb.com
Director

Pete Sack                      212-325-7892   212-743-5261   peter.sack@csfb.com
Vice President

Bruce Kaiserman                212-538-1962   917-326-7936   bruce.kaiserman@csfb.com
Vice President
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                  COLLATERAL ANALYSIS
-------------------------------------------------------------------------------------
     Contact                       Phone          Fax                E-MAIL
----------------               ------------   ------------   ------------------------
Mark Roszko                    212-325-4763   212-325-8334   mark.roszko@csfb.com
Director

Michael De Palma               212-538-5423   212-743-4879   michael.depalma@csfb.com
Associate
-------------------------------------------------------------------------------------

[CREDIT SUISSE                   WAMMS 2003-MS9                November 17, 2003
FIRST BOSTON LOGO]            MARKETING TERM SHEET                (212) 325-0357
--------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

                   NEW ISSUE BACKED BY SEASONED MORTGAGE LOANS

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                          Depositor and Master Servicer

            Washington Mutual MSC Mortgage Pass-Through Certificates
                                 Series 2003-MS9

                                 $[174,621,738]
                                  (Approximate)

                         U.S. Bank National Association
                                     Trustee

                         Credit Suisse First Boston LLC
                               WaMu Capital Corp.
                                 Co-Underwriters

WaMu Capital Corp.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by WaMu Capital Corp. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary; however, it will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting your WaMu Capital Corp. representative.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

I.  TRANSACTION SUMMARY - OFFERED CERTIFICATES

----------------------------------------------------------------------------------------------------------------------------
                         Expected
                           Rating                                                                     Anticipated
                            from      Original                                Avg. Life   Principal     Initial     Related
Class        Type        S&P/Fitch   Balance ($)       Coupon       Scenario    (Yrs.)     Window    Subordination  Group(s)
----------------------------------------------------------------------------------------------------------------------------
         Senior/Pass-                                                65% CPR             Dec 03-Oct                     I
 I-A       Through        AAA/AAA   $ [22,628,657]      [7.00]%      to Call    [0.86]       07         [1.70]%
----------------------------------------------------------------------------------------------------------------------------
         Senior/Pass-                                                65% CPR             Dec 03-Oct                    II
 II-A      Through        AAA/AAA   $[143,538,553]      [7.50]%      to Call    [0.91]       07         [1.70]%
----------------------------------------------------------------------------------------------------------------------------
       Senior/Interest                                               65% CPR
 I-X         Only         AAA/AAA   $    [960,196](1)   [7.00]%      to Call    [0.90]       N/A         N/A            I
----------------------------------------------------------------------------------------------------------------------------
       Senior/Principal                                              65% CPR               Dec 03-
 I-P         Only         AAA/AAA   $    [753,753]      [0.00]%      to Call    [0.91]     Mar 08       [1.70]%         I
----------------------------------------------------------------------------------------------------------------------------
       Senior/Interest                                               65% CPR
 II-X        Only         AAA/AAA   $  [4,890,650](1)   [7.50]%      to Call    [0.97]       N/A          N/A          II
----------------------------------------------------------------------------------------------------------------------------
       Senior/Principal                                              65% CPR               Dec 03-
 II-P        Only         AAA/AAA   $  [5,421,473]      [0.00]%      to Call    [0.97]     Mar 08       [1.70]%        II
----------------------------------------------------------------------------------------------------------------------------
                                                                                           Dec 03-
  R    Senior/Residual    AAA/AAA   $        [100]      [7.00]%        N/A      [0.08]     Dec 03       [1.70]%         I
----------------------------------------------------------------------------------------------------------------------------
                                                                     65% CPR               Dec 03-
C-B-1  Subordinate/WAC     AA/NR    $  [1,402,585]     [7.432]%(2)   to Call    [4.00]     Mar 08       [0.90]%       I, II
----------------------------------------------------------------------------------------------------------------------------
                                                                     65% CPR               Dec 03-
C-B-2  Subordinate/WAC      A/NR    $    [438,308]     [7.432]%(2)   to Call    [4.00]     Mar 08       [0.65]%       I, II
----------------------------------------------------------------------------------------------------------------------------
                                                                     65% CPR               Dec 03-
C-B-3  Subordinate/WAC     BBB/NR   $    [438,308]     [7.432]%(2)   to Call    [4.00]     Mar 08       [0.40]%       I, II
----------------------------------------------------------------------------------------------------------------------------

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003. The Cut-Off Date for WAMMS 2003-MS9 will be November 1, 2003 and will reflect the receipt of any interim scheduled or unscheduled principal payments or prepayments in full and may result in a reduction of final certificate balances.

Information is subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. WaMu Capital Corp. makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

----------
(1) Normalized notional amount.

(2) The initial pass-through rate on the Group C-B Certificates is projected to be approximately 7.432% per annum. After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average pass-through rates of the Senior Certificates (other than the Class X and Class P Certificates) weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

I.  TRANSACTION SUMMARY - NON-OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------
                        Expected
                          Rating    Original                             Avg.                Anticipated
                           from      Balance                             Life    Principal     Initial     Related
Class        Type       S&P/Fitch      ($)    Coupon         Scenario   (Years)    Window   Subordination   Groups
------------------------------------------------------------------------------------------------------------------
                                                             30% CPR              Dec 03-
C-B-4  Subordinate/WAC    BB/NR    $[262,985] [7.432]%(1)  to Maturity  [7.84]     Oct 27      [0.25]%      I, II
------------------------------------------------------------------------------------------------------------------
                                                             30% CPR              Dec 03-
C-B-5  Subordinate/WAC     B/NR    $[175,323] [7.432]%(1)  to Maturity  [7.84]     Oct 27      [0.15]%      I, II
------------------------------------------------------------------------------------------------------------------
                                                             30% CPR              Dec 03-
C-B-6  Subordinate/WAC    NR/NR    $[262,983] [7.432]%(1)  to Maturity  [7.84]     Oct 27      [0.00]%      I, II
------------------------------------------------------------------------------------------------------------------

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003. The Cut-Off Date for WAMMS 2003-MS9 will be November 1, 2003 and will reflect the receipt of any interim scheduled or unscheduled principal payments or prepayments in full and may result in a reduction of final certificate balances.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. WaMu Capital Corp. makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

----------
(1) The initial pass-through rate on the Group C-B Certificates is projected to be approximately 7.432% per annum. After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average pass-through rates of the Senior Certificates (other than the Class X and Class P Certificates) weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the aggregate certificate principal balance of the related Senior Certificates.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

II.  COLLATERAL SUMMARY

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

-----------------------------------------------------------------
                           Loan group I: 15 Year
-----------------------------------------------------------------
Agg. Scheduled Balance     $26,146,174   WA Original LTV   67.70%
Avg. Scheduled Balance     $   147,718   WA Current LTV    45.56%
WAC                               7.37%  WA Credit Score     729
WAM                             102.79   Full Doc          72.98%
Seasoning (months)               76.59   Limited Doc       26.42%
California Concentration         38.68%
-----------------------------------------------------------------

------------------------------------------------------------------
                           Loan group II: 30 year
------------------------------------------------------------------
Agg. Scheduled Balance     $165,604,807   WA Original LTV   73.47%
Avg. Scheduled Balance     $    215,631   WA Current LTV    66.30%
WAC                                7.78%  WA Credit Score*    691
WAM                              278.70   Full Doc          75.28%
Seasoning (months)                80.70   Limited Doc       22.44%
California Concentration          26.40%
------------------------------------------------------------------

------------------------------------------------------------------
                        Aggregate Loan groups I AND II
------------------------------------------------------------------
Agg. Scheduled Balance     $191,750,980   WA Original LTV   72.69%
Avg. Scheduled Balance     $    202,911   WA Current LTV    63.47%
WAC                                7.73%  WA Credit Score*    696
WAM                              254.71   Full Doc          74.96%
Seasoning (months)                80.14   Limited Doc       22.98%
California Concentration          28.07%
------------------------------------------------------------------

*Non-zero weighted averages

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

III. TRANSACTION TERMS

Depositor:                       Washington Mutual Mortgage Securities Corp.

Series Name:                     Washington Mutual MSC Mortgage Pass-Through
                                 Certificates, Series 2003-MS9.

Master Servicer:                 Washington Mutual Mortgage Securities Corp.
                                 ("WMMSC").

Trustee:                         U.S. Bank National Association.

Co-Underwriters:                 Credit Suisse First Boston LLC and WaMu Capital
                                 Corp.

Cut-off Date:                    November 1, 2003.

Statistical Calculation Date:    October 1, 2003.

Closing Date:                    On or about November 25, 2003.

Offered Certificates:            Class I-A and Class R Certificates (the "Group
                                 I Certificates");

                                 Class II-A Certificates (the "Group II
                                 Certificates");

                                 Group I Certificates (other than the Class R
                                 Certificates) and Group II Certificates, the
                                 "Class A Certificates";

                                 Class I-X and Class II-X (each a "Class X
                                 Certificate"); and

                                 Class I-P and Class II-P (each a "Class P
                                 Certificate").

                                 The Class A, Class X, Class P and Class R
                                 Certificates are together the "Senior
                                 Certificates".

                                 The Class C-B-1, Class C-B-2 and Class C-B-3
                                 Certificates (and together with the Senior
                                 Certificates) are the "Offered Certificates".

Non-Offered Certificates:        Class C-B-4, Class C-B-5 and Class C-B-6
                                 Certificates (and together with the Class
                                 C-B-1, Class C-B-2 and Class C-B-3
                                 Certificates, the "Group C-B Certificates").

Distribution Date:               The 25th day of each month or, if such day is
                                 not a business day, then the next succeeding
                                 business day, beginning in December 2003.

Accrual Period:                  For any distribution date, the Offered
                                 Certificates accrue on a 30/360 basis during
                                 the calendar month immediately preceding that
                                 distribution date.

Delay Days:                      24 days.

Optional Termination:            On any distribution date on which the aggregate
                                 outstanding stated principal balance of the
                                 mortgage loans, as of the related determination
                                 date is less than [1]% of their aggregate
                                 principal balance as of the cut-off date, the
                                 master servicer may, but will not be required
                                 to: purchase from the trust all of the
                                 remaining mortgage loans and cause an early
                                 retirement of the certificates.

Certificate Ratings:             The Senior Certificates are expected to be
                                 rated by [Standard & Poor's ("S&P") and Fitch
                                 Ratings ("Fitch")], and the Group C-B
                                 Certificates are expected to be rated [only by
                                 S&P], in all cases with the ratings indicated
                                 in Section I above.

ERISA Eligibility:               The Class A, Class X, Class P Certificates and
                                 the Class C-B-1, Class C-B-2 and Class C-B-3
                                 Certificates may be eligible for purchase by
                                 persons investing assets of employee benefit
                                 plans or individual retirement accounts assets,
                                 subject to considerations described in the
                                 prospectus supplement.

SMMEA:                           When issued, the Class A, Class X, Class P,
                                 Class R and Class C-B-1 Certificates will, and the Class C-B-2 and Class C-B-3 Certificates will not, be "mortgage related securities" for the purposes of SMMEA.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Registration:                    The Offered Certificates, other than the Class
                                 R Certificates, will be available in book-entry
                                 form through DTC, Clearstream and Euroclear.

Federal Tax Treatment:           The trust will make one or more REMIC
                                 elections.

Advances:                        For any month, if the master servicer receives
                                 a payment on a mortgage loan that is less than
                                 the full scheduled payment, or if no payment is
                                 received at all, the master servicer will
                                 advance its own funds to cover that shortfall.
                                 However, the master servicer will not be
                                 required to make advances if it determines that
                                 those advances will not be recoverable from
                                 future payments or collections on that mortgage
                                 loan.

Compensating Interest:           For any distribution date, each loan group and
                                 only for prepayments in full, the master
                                 servicer will cover prepayment interest
                                 shortfalls up to an amount equal to the lesser
                                 of (a) any shortfall for the previous month in
                                 interest collections resulting from the timing
                                 of payoffs on the mortgage loans in that loan
                                 group made from the 15th day of the calendar
                                 month preceding the Distribution Date to the
                                 last day of the month and (b) the applicable
                                 monthly master servicing fee payable to WMMSC
                                 with respect to that loan group, any
                                 reinvestment income realized by WMMSC, as
                                 master servicer, relating to payoffs on the
                                 mortgage loans in that group made during the
                                 prepayment period and interest payments on
                                 payoffs in that loan group received during the
                                 period of the first day through the 14th day of
                                 the month of the Distribution Date.

Mortgage Loans:                  The aggregate principal balance as of the
                                 Statistical Calculation Date of the mortgage
                                 pool is approximately $191,750,980 and consists
                                 of approximately 945 fixed rate seasoned
                                 mortgage loans secured by first liens on
                                 residential properties. As of the Statistical
                                 Calculation Date, all mortgage loans are
                                 current. As of the Statistical Calculation
                                 Date, 8.13% of the mortgage loans have been
                                 one-month delinquent once in the previous
                                 twelve months and 3.88% of the mortgage loans
                                 have been one-month delinquent twice in the
                                 previous twelve months. No mortgage loan has
                                 been one-month delinquent more than twice in
                                 the previous twelve months. As of the
                                 Statistical Calculation Date, 31 mortgage loans
                                 representing 1.69% of the mortgage loans have
                                 been made to borrowers that have one or more
                                 other mortgage loans included in the mortgage
                                 pool.

                                 The mortgage pool consists of two groups of mortgage loans, substantially all of which were sourced from the following terminated trusts master serviced by WMMSC: Sears Mortgage
                                 Securities ("SMS") 1993-6, SMS 1993-7, SMS
                                 1993-9, SMS 1993-11, PNC Mortgage Securities
                                 Corp. ("PNCMS") 1993-12, PNCMS 1994-1, PNCMS
                                 1994-3, PNCMS 1995-2, PNCMS 1996-1, PNCMS
                                 1996-4, PNCMS 1997-1, PNCMS 1997-2, PNCMS
                                 1997-3, PNCMS 1997-4, PNCMS 1997-5, PNCMS
                                 1997-8, PNCMS 1998-1, PNCMS 1998-2, PNCMS
                                 2000-2, PNCMS 2000-5 and PNCMS 2000-6.

                                 Group I is comprised of mortgage loans with an initial term to maturity of 15 years or less and Group II is comprised of mortgage loans with an initial term to maturity of up to 30 years.

                                 NOTE: Information contained herein reflects the October 1, 2003 Statistical Calculation Date scheduled balances. Collateral information contained herein is preliminary and indicative.
                                 On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I and II will equal the aggregate principal balance of the Senior and Group C-B
                                 Certificates.

                                                  Number of     Statistical Calculation Date
                                 Designation   Mortgage Loans         Principal Balance
                                 -----------   --------------   ----------------------------
                                 Group I            177                  $ 26,146,174
                                 Group II           768                  $165,604,807

                                 For further collateral information, see
                                 "Collateral Summary" and "Collateral Details".

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Priority of Distributions:       Distributions on the offered certificates will
                                 be made from available amounts in each loan
                                 group as follows:

                                     Distribution of principal to the related
                                     Class P Certificates

                                     Distributions of interest to the related interest-bearing senior certificates

                                     Distribution of principal to the remaining classes of related senior certificates entitled to principal

                                     Distribution to the Offered Subordinate
                                     Certificates in the following order:

                                          o    Interest to the Class C-B-1

                                          o    Principal to the Class C-B-1

                                          o    Interest to the Class C-B-2

                                          o    Principal to the Class C-B-2

                                          o    Interest to the Class C-B-3

                                          o    Principal to the Class C-B-3

Distribution of Principal:       The holders of the senior certificates of each
                                 group, other than the Class X and Class P
                                 Certificates, will be entitled to receive on
                                 each distribution date, to the extent of the
                                 portion of the related available distribution
                                 amount for such group remaining after the
                                 distribution of the related senior interest
                                 distribution amount and the related Class P
                                 distribution amount, a distribution allocable
                                 to principal, equal to the related senior
                                 principal distribution amount.

                                 The holders of each class of Group C-B
                                 Certificates will be entitled to receive payments of principal on each distribution date to the extent of funds available from each loan group, after payments of interest and principal to the related senior certificates and any class of Group C-B Certificates with a higher payment priority, and after payments of interest to that class of Group C-B
                                 Certificates.

Shifting of Interests:           All principal prepayments and other unscheduled
                                 payments of principal from each loan group will
                                 be allocated to the related Senior Certificates
                                 during the first five years after the closing
                                 date. A disproportionately large portion of
                                 principal prepayments and other unscheduled
                                 payments of principal will be allocated to the
                                 related Senior Certificates during the next
                                 four years, subject to loss and delinquency
                                 tests described in the prospectus supplement.
                                 This provides additional credit enhancement for
                                 the Senior Certificates by reserving a greater
                                 portion of the principal balance of the Group
                                 C-B Certificates for the absorption of losses.

                                 All mortgagor prepayments not otherwise
                                 distributable to the related Senior
                                 Certificates will be allocated on a pro rata basis among the class of Group C-B Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Group C-B Certificates for which certain subordination levels established for that class in the pooling and servicing agreement have not been exceeded. The related subordination level on any distribution date would be satisfied as to any class of Group C-B Certificates, only if the sum of the current percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Allocation of Realized Losses:   Losses, other than excess fraud, excess
                                 bankruptcy, and excess special hazard losses,
                                 will be allocated in full first to the Group
                                 C-B Certificates in reverse alphanumeric order.
                                 Excess fraud, excess bankruptcy, and excess
                                 special hazard losses will be allocated to all
                                 Classes of certificates pro rata (other than a
                                 Class P Certificate, which will bear a share of
                                 such excess loss equal to its percentage
                                 interest in the principal of the related
                                 mortgage loan.) If the certificate principal
                                 balances of the Subordinate Certificates have
                                 been reduced to zero, losses on the mortgage
                                 loans in a loan group will be allocated among
                                 the related Senior Certificates, as more fully
                                 described in the prospectus supplement.

                                 Investors in the Senior Certificates should be aware that because the Group C-B Certificates represent interests in all loan groups, the certificate principal balances of the Group C-B
                                 Certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the mortgage loans in one loan group.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

V.   COLLATERAL DETAILS: AGGREGATE COLLATERAL TABLES

Credit Score Distribution

------------------------------------------------------------------------------------------------------------
                                                                                 Average    Current Weighted
                                 Number of     Principal      Percentage of     Principal   Average Loan-to-
Credit Score Range            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Value Ratio (%)
------------------------------------------------------------------------------------------------------------
Not Available                         5           786,442          0.41          157,288          69.73
------------------------------------------------------------------------------------------------------------
<=499                                 2           422,521          0.22          211,261          76.91
------------------------------------------------------------------------------------------------------------
500 - 519                            10         1,487,037          0.78          148,704          66.59
------------------------------------------------------------------------------------------------------------
520 - 539                            10         1,904,189          0.99          190,419          66.95
------------------------------------------------------------------------------------------------------------
540 - 559                            28         4,516,232          2.36          161,294          72.23
------------------------------------------------------------------------------------------------------------
560 - 579                            39         6,206,325          3.24          159,137          70.02
------------------------------------------------------------------------------------------------------------
580 - 599                            34         7,708,672          4.02          226,726          71.32
------------------------------------------------------------------------------------------------------------
600 - 619                            41         8,642,637          4.51          210,796          71.81
------------------------------------------------------------------------------------------------------------
620 - 639                            48         9,072,887          4.73          189,018          67.97
------------------------------------------------------------------------------------------------------------
640 - 659                            62        12,778,609          6.66          206,107          66.50
------------------------------------------------------------------------------------------------------------
660 - 679                            73        18,401,212          9.60          252,071          67.08
------------------------------------------------------------------------------------------------------------
680 - 699                           101        20,609,651         10.75          204,056          64.75
------------------------------------------------------------------------------------------------------------
700 - 719                            93        20,250,356         10.56          217,746          61.90
------------------------------------------------------------------------------------------------------------
720 - 739                            88        19,581,516         10.21          222,517          65.31
------------------------------------------------------------------------------------------------------------
740 - 759                            78        15,365,955          8.01          196,999          57.57
------------------------------------------------------------------------------------------------------------
760 - 779                           117        21,619,731         11.27          184,784          55.84
------------------------------------------------------------------------------------------------------------
780 - 799                            92        17,422,905          9.09          189,379          57.83
------------------------------------------------------------------------------------------------------------
800 >=                               24         4,974,102          2.59          207,254          52.13
------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911          63.47
------------------------------------------------------------------------------------------------------------

Mortgage Rates

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Mortgage Rates (%)            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         2           841,188          0.44          420,594           702              47.03
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                         8         1,958,896          1.02          244,862           718              68.90
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                        93        21,634,219         11.28          232,626           728              57.30
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       168        39,039,549         20.36          232,378           710              58.80
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       294        61,899,804         32.28          210,544           703              62.72
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       178        34,134,615         17.80          191,768           677              67.17
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                       170        28,169,438         14.69          165,703           664              71.16
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                        29         3,500,072          1.83          120,692           645              68.31
------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                         1           466,585          0.24          466,585           705              77.76
------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                       1             8,343          0.00            8,343           559              19.91
------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                       1            98,271          0.05           98,271           657              65.51
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balances of Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Original Mortage Loan           Number of      Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Balance ($)                   Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)     Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
0 - 100,000                         251        13,786,210        7.19              54,925           686              62.22
------------------------------------------------------------------------------------------------------------------------------
100,001 - 200,000                   164        19,991,483       10.43              121,899          672              64.92
------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                   217        45,340,708       23.65              208,943          692              66.03
------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                   174        49,784,357       25.96              286,117          702              62.96
------------------------------------------------------------------------------------------------------------------------------
400,001 - 500,000                    79        28,895,409       15.07              365,765          704              62.66
------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                    30        14,228,869        7.42              474,296          708              64.89
------------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000                    15         7,606,538        3.97              507,103          690              59.01
------------------------------------------------------------------------------------------------------------------------------
700,001 - 800,000                     5         2,922,919        1.52              584,584          653              62.67
------------------------------------------------------------------------------------------------------------------------------
800,001 - 900,000                     1          769,709         0.40              769,709          607              64.14
------------------------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                   8         7,198,180        3.75              899,773          736              54.26
------------------------------------------------------------------------------------------------------------------------------
1,200,001 - 1,300,000                 1         1,226,598        0.64            1,226,598          679              66.48
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980      100.00              202,911          696              63.47
------------------------------------------------------------------------------------------------------------------------------

Original LTV Ratios

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                Number of      Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Original LTV Ratio (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)     Credit Score    Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                             91        14,197,112        7.40            156,012            736              33.07
------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        31         7,146,100        3.73            230,519            728              47.48
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        41         7,191,025        3.75            175,391            721              46.81
------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        59        12,762,926        6.66            216,321            698              53.71
------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       125        27,598,253       14.39            220,786            698              58.71
------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       160        29,439,314       15.35            183,996            691              64.26
------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       302        69,845,344       36.43            231,276            687              70.51
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        12         2,569,955        1.34            214,163            679              75.70
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        87        14,706,924        7.67            169,045            682              78.91
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                        29         5,367,597        2.80            185,090            683              85.98
------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        8           926,430        0.48            115,804            724              93.80
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980      100.00            202,911            696              63.47
------------------------------------------------------------------------------------------------------------------------------

Current LTV Ratios

------------------------------------------------------------------------------------------------------------
                                                                                 Average
                                Number of      Principal     Percentage of      Principal   Weighted Average
Current LTV Ratio (%)         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)     Credit Score
------------------------------------------------------------------------------------------------------------
<= 50.00                            237        36,269,358       18.91            153,035            738
------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        55        11,282,583        5.88            205,138            723
------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        65        14,328,225        7.47            220,434            699
------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        95        21,244,895       11.08            223,630            694
------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       130        30,810,177       16.07            237,001            689
------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       171        36,871,872       19.23            215,625            673
------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       107        25,527,596       13.31            238,576            674
------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        52         9,342,780        4.87            179,669            690
------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        23         4,576,462        2.39            198,977            659
------------------------------------------------------------------------------------------------------------
90.01 - 95.00                         5           870,027        0.45            174,005            658
------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        5           627,006        0.33            125,401            748
------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980      100.00            202,911            696
------------------------------------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
State                         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
California                          210        53,833,268         28.07          256,349           698              62.22
------------------------------------------------------------------------------------------------------------------------------
New York                             81        14,786,776          7.71          182,553           714              59.43
------------------------------------------------------------------------------------------------------------------------------
Texas                                85        13,510,957          7.05          158,952           681              66.93
------------------------------------------------------------------------------------------------------------------------------
New Jersey                           58        11,857,509          6.18          204,440           699              62.85
------------------------------------------------------------------------------------------------------------------------------
Florida                              65         9,720,554          5.07          149,547           695              58.61
------------------------------------------------------------------------------------------------------------------------------
Connecticut                          30         8,462,862          4.41          282,095           714              64.14
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                         39         7,682,877          4.01          196,997           703              64.31
------------------------------------------------------------------------------------------------------------------------------
Illinois                             33         7,108,307          3.71          215,403           668              64.95
------------------------------------------------------------------------------------------------------------------------------
Virginia                             24         6,076,895          3.17          253,204           695              62.06
------------------------------------------------------------------------------------------------------------------------------
Other                               320        58,710,975         30.62          183,472           692              65.54
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Loan Purpose of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Loan Purpose                  Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Purchase                            443        96,037,652         50.08          216,789           699              67.94
-------------------------------------------------------------------------------------------------------------------------------
Rate and Term Refinance             291        61,670,273         32.16          211,925           696              58.27
-------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                    210        33,836,802         17.65          161,128           688              60.20
-------------------------------------------------------------------------------------------------------------------------------
Construction/Permanent                1           206,254          0.11          206,254           596              77.83
-------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
-------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Documentation Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Documentation Type            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  637       143,744,683         74.96          225,659           703              63.54
-------------------------------------------------------------------------------------------------------------------------------
Limited Documentation               281        44,069,035         22.98          156,829           679              62.86
-------------------------------------------------------------------------------------------------------------------------------
No Ratio                             17         2,679,586          1.40          157,623           634              71.12
-------------------------------------------------------------------------------------------------------------------------------
No Documentation                     10         1,257,677          0.66          125,768           624              61.61
-------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
-------------------------------------------------------------------------------------------------------------------------------

Occupancy Types of the Mortgage Loans

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Occupancy Type                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Primary Residence                   797       177,447,121         92.54          222,644           696              63.14
------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                  117         9,132,117          4.76           78,052           690              67.85
------------------------------------------------------------------------------------------------------------------------------
Second/Vacation                      31         5,171,743          2.70          166,830           692              67.26
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Mortgaged Property Types

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Property Type                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             730       154,361,580         80.50          211,454           697              62.68
------------------------------------------------------------------------------------------------------------------------------
PUD (Attached)                       85        19,646,936         10.25          231,140           687              67.68
------------------------------------------------------------------------------------------------------------------------------
Condo - Low Rise <5 floors           47         8,423,461          4.39          179,223           696              65.91
------------------------------------------------------------------------------------------------------------------------------
2 Family                             32         3,165,728          1.65           98,929           705              62.26
------------------------------------------------------------------------------------------------------------------------------
PUD (Detached)                        9         1,967,881          1.03          218,653           713              67.75
------------------------------------------------------------------------------------------------------------------------------
3 Family                             13         1,573,153          0.82          121,012           612              69.25
------------------------------------------------------------------------------------------------------------------------------
Co-op                                15         1,023,164          0.53           68,211           730              50.87
------------------------------------------------------------------------------------------------------------------------------
4 Family                              8           662,277          0.35           82,785           722              74.49
------------------------------------------------------------------------------------------------------------------------------
Townhouse                             3           546,141          0.28          182,047           696              78.08
------------------------------------------------------------------------------------------------------------------------------
Condo - High Rise >8 floors           1           276,274          0.14          276,274           782              74.47
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                  2           104,385          0.05           52,192           753              74.71
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Seasoning

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Seasoning                     Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 24                                21         7,349,165          3.83          349,960           714              65.20
------------------------------------------------------------------------------------------------------------------------------
25 - 36                              49         4,694,288          2.45           95,802           666              68.67
------------------------------------------------------------------------------------------------------------------------------
37 - 48                              62        21,664,418         11.30          349,426           675              71.65
------------------------------------------------------------------------------------------------------------------------------
49 - 60                              32         8,292,447          4.32          259,139           685              71.31
------------------------------------------------------------------------------------------------------------------------------
61 - 72                             237        45,222,700         23.58          190,813           684              67.80
------------------------------------------------------------------------------------------------------------------------------
73 - 84                             185        32,088,666         16.73          173,452           695              60.84
------------------------------------------------------------------------------------------------------------------------------
85 - 96                              75        14,556,594          7.59          194,088           719              59.98
------------------------------------------------------------------------------------------------------------------------------
97 >=                               284        57,882,701         30.19          203,812           709              57.61
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Original Term

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Original Term                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 119                                1           120,843          0.06          120,843           769              72.80
------------------------------------------------------------------------------------------------------------------------------
120 - 180                           176        26,025,331         13.57          147,871           729              45.43
------------------------------------------------------------------------------------------------------------------------------
240 - 360                           768       165,604,807         86.36          215,631           691              66.30
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Net Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Net Mortgage Rates            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                         1           392,071          0.20          392,071           769              34.09
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         9         2,132,606          1.11          236,956           711              57.90
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                        59        14,848,012          7.74          251,661           726              60.23
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                       146        30,693,033         16.01          210,226           714              54.93
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       268        59,740,446         31.16          222,912           705              63.43
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       221        46,675,402         24.34          211,201           690              64.98
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       170        27,410,179         14.29          161,236           661              70.38
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                        66         9,088,947          4.74          137,711           660              71.25
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                         3           663,670          0.35          221,223           660              73.33
------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                       1             8,343          0.00            8,343           559              19.91
------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                       1            98,271          0.05           98,271           657              65.51
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

Remaining Term

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Remaining Terms               Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

<= 120                              131        20,943,247         10.92          159,872           733              42.01
------------------------------------------------------------------------------------------------------------------------------
121 - 132                             7           417,212          0.22           59,602           717              48.01
------------------------------------------------------------------------------------------------------------------------------
133 - 144                             3           176,766          0.09           58,922           740              42.61
------------------------------------------------------------------------------------------------------------------------------
145 - 156                            32         2,601,124          1.36           81,285           687              64.88
------------------------------------------------------------------------------------------------------------------------------
157 - 168                            12         2,437,805          1.27          203,150           724              56.19
------------------------------------------------------------------------------------------------------------------------------
169 - 180                             2           305,024          0.16          152,512           795              47.88
------------------------------------------------------------------------------------------------------------------------------
181 - 192                             2           256,377          0.13          128,188           699              34.55
------------------------------------------------------------------------------------------------------------------------------
205 - 216                             3           260,582          0.14           86,861           740              66.29
------------------------------------------------------------------------------------------------------------------------------
217 - 228                             2           703,113          0.37          351,556           741              64.09
------------------------------------------------------------------------------------------------------------------------------
229 - 240                            55        14,434,256          7.53          262,441           714              59.27
------------------------------------------------------------------------------------------------------------------------------
241 - 252                           157        29,222,981         15.24          186,134           705              59.59
------------------------------------------------------------------------------------------------------------------------------
253 - 264                            31         8,363,870          4.36          269,802           693              66.22
------------------------------------------------------------------------------------------------------------------------------
265 - 276                            59        11,530,706          6.01          195,436           697              66.92
------------------------------------------------------------------------------------------------------------------------------
277 - 288                           187        32,340,934         16.87          172,946           688              66.49
------------------------------------------------------------------------------------------------------------------------------
289 - 300                           150        31,113,816         16.23          207,425           678              69.76
------------------------------------------------------------------------------------------------------------------------------
301 - 312                            30         8,837,563          4.61          294,585           675              72.28
------------------------------------------------------------------------------------------------------------------------------
313 - 324                            57        20,889,138         10.89          366,476           678              71.89
------------------------------------------------------------------------------------------------------------------------------
325 - 336                            14         1,868,760          0.97          133,483           631              74.06
------------------------------------------------------------------------------------------------------------------------------
337 - 348                             4         1,680,739          0.88          420,185           711              72.79
------------------------------------------------------------------------------------------------------------------------------
349 - 360                             7         3,366,968          1.76          480,995           701              67.69
------------------------------------------------------------------------------------------------------------------------------
Total:                              945       191,750,980        100.00          202,911           696              63.47
------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

V. COLLATERAL DETAILS: GROUP 1 COLLATERAL TABLES

Credit Score Distribution

------------------------------------------------------------------------------------------------------------
                                                                                 Average    Current Weighted
                                 Number of     Principal      Percentage of     Principal   Average Loan-to-
Credit Score Range            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Value Ratio (%)
------------------------------------------------------------------------------------------------------------
<=499                                 1            89,969          0.34           89,969         71.97
------------------------------------------------------------------------------------------------------------
500 - 519                             1            35,319          0.14           35,319         55.19
------------------------------------------------------------------------------------------------------------
540 - 559                             5           257,803          0.99           51,561         69.44
------------------------------------------------------------------------------------------------------------
560 - 579                             3           257,339          0.98           85,780         70.95
------------------------------------------------------------------------------------------------------------
580 - 599                             1           253,616          0.97          253,616         56.36
------------------------------------------------------------------------------------------------------------
600 - 619                             2           351,922          1.35          175,961         62.03
------------------------------------------------------------------------------------------------------------
620 - 639                             7           632,753          2.42           90,393         55.13
------------------------------------------------------------------------------------------------------------
640 - 659                             7         1,522,259          5.82          217,466         52.49
------------------------------------------------------------------------------------------------------------
660 - 679                            10         1,307,230          5.00          130,723         44.76
------------------------------------------------------------------------------------------------------------
680 - 699                            15         1,477,166          5.65           98,478         39.01
------------------------------------------------------------------------------------------------------------
700 - 719                            22         3,459,876         13.23          157,267         49.91
------------------------------------------------------------------------------------------------------------
720 - 739                            23         3,121,045         11.94          135,698         52.94
------------------------------------------------------------------------------------------------------------
740 - 759                            18         2,835,944         10.85          157,552         37.61
------------------------------------------------------------------------------------------------------------
760 - 779                            35         5,749,736         21.99          164,278         40.68
------------------------------------------------------------------------------------------------------------
780 - 799                            22         3,912,230         14.96          177,829         42.95
------------------------------------------------------------------------------------------------------------
800 >=                                5           881,965          3.37          176,393         37.47
------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718         45.56
------------------------------------------------------------------------------------------------------------

Mortgage Rates

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Mortgage Rate (%)             Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                        1            449,117           1.72         449,117          643               58.33
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                        3            538,986           2.06         179,662          725               61.88
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                       38          6,083,477          23.27         160,092          741               48.55
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       36          6,810,269          26.05         189,174          733               36.60
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       52          8,157,189          31.20         156,869          742               45.40
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       22          2,521,638           9.64         114,620          684               48.84
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                       18          1,280,699           4.90          71,150          710               56.56
------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                        6            296,456           1.13          49,409          640               70.55
------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                      1              8,343           0.03           8,343          559               19.91
------------------------------------------------------------------------------------------------------------------------------
Total:                             177         26,146,174         100.00         147,718          729               45.56
------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balances of Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Original Mortgage                Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Balance ($)                   Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
0 - 100,000                         63          2,842,727          10.87          45,123          698               53.55
------------------------------------------------------------------------------------------------------------------------------
100,001 - 200,000                   21          2,387,279           9.13         113,680          697               59.64
------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                   30          4,742,817          18.14         158,094          734               47.24
------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                   28          5,196,664          19.88         185,595          727               38.90
------------------------------------------------------------------------------------------------------------------------------
400,001 - 500,000                   22          6,215,166          23.77         282,508          742               43.52
------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                    4          1,057,307           4.04         264,327          766               45.54
------------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000                    6          2,390,611           9.14         398,435          732               41.88
------------------------------------------------------------------------------------------------------------------------------
700,001 - 800,000                    2            686,170           2.62         343,085          729               32.25
------------------------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                  1            627,433           2.40         627,433          772               47.00
------------------------------------------------------------------------------------------------------------------------------
Total:                             177         26,146,174         100.00         147,718          729               45.56
------------------------------------------------------------------------------------------------------------------------------

Original LTV Ratios

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of     Principal    Weighted Average  Average Loan-to-
Original LTV Ratio (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                            32          4,254,740          16.27         132,961          750               26.67
------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        6            554,999           2.12          92,500          741               42.10
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                       11          2,239,267           8.56         203,570          738               36.81
------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                       15          2,006,024           7.67         133,735          680               43.85
------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       24          4,074,400          15.58         169,767          733               44.26
------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       29          4,154,802          15.89         143,269          748               52.55
------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       46          7,252,745          27.74         157,668          724               52.28
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        2            277,570           1.06         138,785          692               49.87
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        9            822,378           3.15          91,375          671               59.26
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                        3            509,247           1.95         169,749          690               85.39
------------------------------------------------------------------------------------------------------------------------------
Total:                             177         26,146,174         100.00         147,718          729               45.56
------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Current LTV Ratios

-----------------------------------------------------------------------------------------------------------------
                                                                                    Average     Current Weighted
                                 Number of      Principal       Percentage of      Principal    Average Loan-to-
Current LTV Ratio (%)         Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)    Value Ratio (%)
-----------------------------------------------------------------------------------------------------------------
<= 50.00                           108          17,073,959         65.30            158,092            745
-----------------------------------------------------------------------------------------------------------------
50.01 - 55.00                       16           2,447,043          9.36            152,940            739
-----------------------------------------------------------------------------------------------------------------
55.01 - 60.00                       14           2,239,671          8.57            159,977            664
-----------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        8             485,265          1.86             60,658            699
-----------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       10           1,163,415          4.45            116,342            730
-----------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       13           1,748,102          6.69            134,469            692
-----------------------------------------------------------------------------------------------------------------
75.01 - 80.00                        3             359,735          1.38            119,912            618
-----------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        4             506,298          1.94            126,575            715
-----------------------------------------------------------------------------------------------------------------
90.01 - 95.00                        1             122,686          0.47            122,686            556
-----------------------------------------------------------------------------------------------------------------
Total:                             177          26,146,174        100.00            147,718            729
-----------------------------------------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
State                         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
California                          53         10,114,008         38.68          190,830          741               37.72
------------------------------------------------------------------------------------------------------------------------------
Texas                               22          2,476,013          9.47          112,546          699               48.18
------------------------------------------------------------------------------------------------------------------------------
Florida                             18          2,462,932          9.42          136,830          684               49.63
------------------------------------------------------------------------------------------------------------------------------
New York                            10          1,286,984          4.92          128,698          743               40.54
------------------------------------------------------------------------------------------------------------------------------
New Jersey                           5          1,271,106          4.86          254,221          783               55.04
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                        7          1,119,745          4.28          159,964          735               37.99
------------------------------------------------------------------------------------------------------------------------------
Illinois                             7            818,039          3.13          116,863          729               52.80
------------------------------------------------------------------------------------------------------------------------------
Other                               55          6,597,348         25.23          119,952          724               54.61
------------------------------------------------------------------------------------------------------------------------------
Total:                             177         26,146,174           100          147,718          729               45.56
------------------------------------------------------------------------------------------------------------------------------

Loan Purpose of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal     Percentage of      Principal   Weighted Average  Average Loan-to-
Loan Purpose                  Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Rate and Term Refinance             73         12,020,179         45.97           164,660         730               39.35
------------------------------------------------------------------------------------------------------------------------------
Purchase                            54          9,188,463         35.14           170,157         724               50.00
------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                    50          4,937,532         18.88            98,751         735               52.40
------------------------------------------------------------------------------------------------------------------------------
Total:                             177         26,146,174        100.00           147,718         729               45.56
------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Documentation Types of the Mortgage Loans

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Documentation Type            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  121        19,082,772         72.98          157,709           732              42.46
------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                54         6,908,561         26.42          127,936           724              53.41
------------------------------------------------------------------------------------------------------------------------------
No Ratio                              2           154,841          0.59           77,421           597              77.05
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Occupancy Types of the Mortgage Loans

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Occupancy Type                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Primary Residence                   144        24,267,698         92.82          168,526           730              44.69
------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                   29         1,624,684          6.21           56,024           715              55.64
------------------------------------------------------------------------------------------------------------------------------
Second/Vacation                       4           253,792          0.97           63,448           742              63.65
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Mortgaged Property Types

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Property Type                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             139        21,089,037         80.66          151,720           728              44.92
------------------------------------------------------------------------------------------------------------------------------
PUD (Attached)                       18         2,921,751         11.17          162,319           734              43.96
------------------------------------------------------------------------------------------------------------------------------
Condo - Low Rise <5 floors            6           926,901          3.55          154,483           762              43.54
------------------------------------------------------------------------------------------------------------------------------
2 Family                              5           683,423          2.61          136,685           693              71.50
------------------------------------------------------------------------------------------------------------------------------
Co-op                                 4           230,497          0.88           57,624           774              35.97
------------------------------------------------------------------------------------------------------------------------------
4 Family                              3           172,849          0.66           57,616           721              56.07
------------------------------------------------------------------------------------------------------------------------------
3 Family                              1            71,861          0.27           71,861           701              65.33
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                  1            49,855          0.19           49,855           758              71.22
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Seasoning

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Seasoning                     Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 24                                10         2,301,457          8.80          230,146           735              56.01
------------------------------------------------------------------------------------------------------------------------------
25 - 36                              32         2,514,930          9.62           78,592           691              64.72
------------------------------------------------------------------------------------------------------------------------------
37 - 48                               4           259,903          0.99           64,976           722              46.03
------------------------------------------------------------------------------------------------------------------------------
49 - 60                               5           245,315          0.94           49,063           709              48.43
------------------------------------------------------------------------------------------------------------------------------
61 - 72                              30         4,420,197         16.91          147,340           723              52.33
------------------------------------------------------------------------------------------------------------------------------
73 - 84                              46         7,980,003         30.52          173,478           722              45.54
------------------------------------------------------------------------------------------------------------------------------
85 - 96                              20         3,739,930         14.30          186,996           758              42.20
------------------------------------------------------------------------------------------------------------------------------
97 >=                                30         4,684,438         17.92          156,148           742              26.29
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Original Term

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Original Term                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 119                                1           120,843          0.46          120,843           769              72.80
------------------------------------------------------------------------------------------------------------------------------
120 - 180                           176        26,025,331         99.54          147,871           729              45.43
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Net Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Net Mortgage Rates (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         7         1,447,564          5.54          206,795           720              48.99
------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                        21         3,331,432         12.74          158,640           735              55.07
------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                        43         7,437,869         28.45          172,974           733              37.95
------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                        44         7,734,985         29.58          175,795           739              43.91
------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                        34         4,384,131         16.77          128,945           716              48.46
------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                        15         1,231,331          4.71           82,089           704              53.64
------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                        12           570,520          2.18           47,543           679              63.44
------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                       1             8,343          0.03            8,343           559              19.91
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Remaining Term

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Remaining Term                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)   Credit Score      Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 120                              130        20,918,126         80.00          160,909           733              42.02
------------------------------------------------------------------------------------------------------------------------------
121 - 132                             4           286,537          1.10           71,634           710              54.51
------------------------------------------------------------------------------------------------------------------------------
133 - 144                             3           176,766          0.68           58,922           740              42.61
------------------------------------------------------------------------------------------------------------------------------
145 - 156                            30         2,463,287          9.42           82,110           691              64.98
------------------------------------------------------------------------------------------------------------------------------
157 - 168                            10         2,301,457          8.80          230,146           735              56.01
------------------------------------------------------------------------------------------------------------------------------
Total:                              177        26,146,174        100.00          147,718           729              45.56
------------------------------------------------------------------------------------------------------------------------------

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination.

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Credit Scores, where available, have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

V.   COLLATERAL DETAILS: GROUP 2 COLLATERAL TABLES

Credit Score Distribution

----------------------------------------------------------------------------------------------------------------
                                                                                    Average     Current Weighted
                                 Number of      Principal       Percentage of      Principal    Average Loan-to-
Credit Score Range            Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)    Value Ratio (%)
----------------------------------------------------------------------------------------------------------------
Not Available                         5            786,442           0.47           157,288           69.73
----------------------------------------------------------------------------------------------------------------
<=499                                 1            332,552           0.20           332,552           78.25
----------------------------------------------------------------------------------------------------------------
500 - 519                             9          1,451,718           0.88           161,302           66.87
----------------------------------------------------------------------------------------------------------------
520 - 539                            10          1,904,189           1.15           190,419           66.95
----------------------------------------------------------------------------------------------------------------
540 - 559                            23          4,258,429           2.57           185,149           72.40
----------------------------------------------------------------------------------------------------------------
560 - 579                            36          5,948,986           3.59           165,250           69.98
----------------------------------------------------------------------------------------------------------------
580 - 599                            33          7,455,056           4.50           225,911           71.83
----------------------------------------------------------------------------------------------------------------
600 - 619                            39          8,290,715           5.01           212,582           72.22
----------------------------------------------------------------------------------------------------------------
620 - 639                            41          8,440,134           5.10           205,857           68.93
----------------------------------------------------------------------------------------------------------------
640 - 659                            55         11,256,350           6.80           204,661           68.39
----------------------------------------------------------------------------------------------------------------
660 - 679                            63         17,093,981          10.32           271,333           68.78
----------------------------------------------------------------------------------------------------------------
680 - 699                            86         19,132,485          11.55           222,471           66.74
----------------------------------------------------------------------------------------------------------------
700 - 719                            71         16,790,480          10.14           236,486           64.37
----------------------------------------------------------------------------------------------------------------
720 - 739                            65         16,460,471           9.94           253,238           67.65
----------------------------------------------------------------------------------------------------------------
740 - 759                            60         12,530,010           7.57           208,834           62.09
----------------------------------------------------------------------------------------------------------------
760 - 779                            82         15,869,995           9.58           193,537           61.34
----------------------------------------------------------------------------------------------------------------
780 - 799                            70         13,510,675           8.16           193,010           62.14
----------------------------------------------------------------------------------------------------------------
800 >=                               19          4,092,137           2.47           215,376           55.29
----------------------------------------------------------------------------------------------------------------
Total:                              768        165,604,807         100.00           215,631           66.30
----------------------------------------------------------------------------------------------------------------

Mortgage Rates

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Mortgage Rates(%)             Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         1           392,071          0.24          392,071           769              34.09
-------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

6.000 - 6.499                         5         1,419,910          0.86          283,982           715              71.56
-------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                        55        15,550,742          9.39          282,741           723              60.72
-------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       132        32,229,280         19.46          244,161           706              63.49
-------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       242        53,742,615         32.45          222,077           697              65.35
-------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       156        31,612,977         19.09          202,647           676              68.63
-------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                       152        26,888,739         16.24          176,900           661              71.85
-------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                        23         3,203,616          1.93          139,288           645              68.10
-------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                         1           466,585          0.28          466,585           705              77.76
-------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                       1            98,271          0.06           98,271           657              65.51
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Original Mortgage Loan Principal Balances of Mortgage Loans

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
Original Mortgage Loan           Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Balance($)                    Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
0 - 100,000                         188        10,943,483          6.61            58,210          683              64.47
-------------------------------------------------------------------------------------------------------------------------------
100,001 - 200,000                   143        17,604,203         10.63           123,106          669              65.64
-------------------------------------------------------------------------------------------------------------------------------
200,001 - 300,000                   187        40,597,891         24.51           217,101          687              68.23
-------------------------------------------------------------------------------------------------------------------------------
300,001 - 400,000                   146        44,587,693         26.92           305,395          700              65.76
-------------------------------------------------------------------------------------------------------------------------------
400,001 - 500,000                    57        22,680,243         13.70           397,899          694              67.90
-------------------------------------------------------------------------------------------------------------------------------
500,001 - 600,000                    26        13,171,562          7.95           506,599          703              66.44
-------------------------------------------------------------------------------------------------------------------------------
600,001 - 700,000                     9         5,215,928          3.15           579,548          671              66.86
-------------------------------------------------------------------------------------------------------------------------------
700,001 - 800,000                     3         2,236,749          1.35           745,583          630              71.99
-------------------------------------------------------------------------------------------------------------------------------
800,001 - 900,000                     1           769,709          0.46           769,709          607              64.14
-------------------------------------------------------------------------------------------------------------------------------
900,001 - 1,000,000                   7         6,570,747          3.97           938,678          732              54.96
-------------------------------------------------------------------------------------------------------------------------------
1,200,001 - 1,300,000                 1         1,226,598          0.74         1,226,598          679              66.48
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00           215,631          691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Original LTV Ratios

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                Number of      Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
Original LTV Ratio (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
<= 50.00                            59         9,942,372          6.00          168,515           731              35.81
------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

50.01 - 55.00                       25         6,591,102          3.98          263,644           727              47.93
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                       30         4,951,758          2.99          165,059           714              51.33
------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                       44        10,756,901          6.50          244,475           701              55.54
------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                      101        23,523,853         14.20          232,909           692              61.21
------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                      131        25,284,512         15.27          193,012           681              66.19
------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                      256        62,592,599         37.80          244,502           683              72.62
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                       10         2,292,385          1.38          229,239           677              78.83
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                       78        13,884,546          8.38          178,007           682              80.07
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                       26         4,858,350          2.93          186,860           682              86.04
------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                       8           926,430          0.56          115,804           724              93.80
------------------------------------------------------------------------------------------------------------------------------
Total:                             768       165,604,807        100.00          215,631           691              66.30
------------------------------------------------------------------------------------------------------------------------------

Current LTV Ratios

-----------------------------------------------------------------------------------------------------------------
                                                                                     Average
                                  Number of      Principal       Percentage of      Principal    Weighted Average
Credit LTV Ratios (%)          Mortgage Loans   Balance ($)   Mortgage Loans (%)   Balance ($)     Credit Score
-----------------------------------------------------------------------------------------------------------------
<= 50.00                            129          19,195,399          11.59           148,802            733
-----------------------------------------------------------------------------------------------------------------
50.01 - 55.00                        39           8,835,540           5.34           226,552            718
-----------------------------------------------------------------------------------------------------------------
55.01 - 60.00                        51          12,088,554           7.30           237,030            705
-----------------------------------------------------------------------------------------------------------------
60.01 - 65.00                        87          20,759,630          12.54           238,616            694
-----------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       120          29,646,762          17.90           247,056            688
-----------------------------------------------------------------------------------------------------------------
70.01 - 75.00                       158          35,123,770          21.21           222,302            672
-----------------------------------------------------------------------------------------------------------------
75.01 - 80.00                       104          25,167,861          15.20           241,999            675
-----------------------------------------------------------------------------------------------------------------
80.01 - 85.00                        48           8,836,482           5.34           184,093            689
-----------------------------------------------------------------------------------------------------------------
85.01 - 90.00                        23           4,576,462           2.76           198,977            659
-----------------------------------------------------------------------------------------------------------------
90.01 - 95.00                         4             747,340           0.45           186,835            674
-----------------------------------------------------------------------------------------------------------------
95.01 - 100.00                        5             627,006           0.38           125,401            748
-----------------------------------------------------------------------------------------------------------------
Total:                              768         165,604,807         100.00           215,631            691
-----------------------------------------------------------------------------------------------------------------

Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average  Average Loan-to-
State                         Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score     Value Ratio (%)
------------------------------------------------------------------------------------------------------------------------------
California                         157         43,719,261         26.40          278,467           688              67.89
------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

New York                             71        13,499,793          8.15          190,138           711              61.23
-------------------------------------------------------------------------------------------------------------------------------
Texas                                63        11,034,944          6.66          175,158           677              71.14
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                           53        10,586,403          6.39          199,743           689              63.78
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                          29         8,427,176          5.09          290,592           714              64.13
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                         38         7,418,331          4.48          195,219           701              64.81
-------------------------------------------------------------------------------------------------------------------------------
Florida                              47         7,257,623          4.38          154,418           698              61.66
-------------------------------------------------------------------------------------------------------------------------------
Illinois                             26         6,290,268          3.80          241,933           660              66.53
-------------------------------------------------------------------------------------------------------------------------------
Virginia                             23         6,029,297          3.64          262,143           695              62.18
-------------------------------------------------------------------------------------------------------------------------------
Other                               261        51,341,712         31.00          196,712           687              67.45
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Loan Purpose of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Loan Purpose                  Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
Purchase                            389        86,849,189         52.44          223,263           696              69.84
-------------------------------------------------------------------------------------------------------------------------------
Rate and Term Refinance             218        49,650,094         29.98          227,753           688              62.84
-------------------------------------------------------------------------------------------------------------------------------
Equity Refinance                    160        28,899,270         17.45          180,620           680              61.54
-------------------------------------------------------------------------------------------------------------------------------
Construction/Permanent                1           206,254          0.12          206,254           596              77.83
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Mortgage Loan Documentation Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Documentation Type            Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  516       124,661,911         75.28          241,593           699              66.76
-------------------------------------------------------------------------------------------------------------------------------
Limited Documentation               227        37,160,474         22.44          163,703           670              64.61
-------------------------------------------------------------------------------------------------------------------------------
No Ratio                             15         2,524,745          1.52          168,316           636              70.76
-------------------------------------------------------------------------------------------------------------------------------
No Documentation                     10         1,257,677          0.76          125,768           624              61.61
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Occupancy Types of the Mortgage Loans

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Occupancy Type                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
Primary Residence                   653       153,179,424         92.50          234,578           691              66.06
-------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                   88         7,507,432          4.53           85,312           685              70.50
-------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Second/Vacation                      27         4,917,951          2.97          182,146           690              67.44
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Mortgaged Property Types

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Property Type                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             591       133,272,544         80.48          225,503           692              65.49
-------------------------------------------------------------------------------------------------------------------------------
PUD (Attached)                       67        16,725,186         10.10          249,630           678              71.82
-------------------------------------------------------------------------------------------------------------------------------
Condo - Low Rise <5 floors           41         7,496,560          4.53          182,843           687              68.67
-------------------------------------------------------------------------------------------------------------------------------
2 Family                             27         2,482,305          1.50           91,937           708              59.72
-------------------------------------------------------------------------------------------------------------------------------
PUD (Detached)                        9         1,967,881          1.19          218,653           713              67.75
-------------------------------------------------------------------------------------------------------------------------------
3 Family                             12         1,501,292          0.91          125,108           608              69.44
-------------------------------------------------------------------------------------------------------------------------------
Co-op                                11           792,667          0.48           72,061           717              55.21
-------------------------------------------------------------------------------------------------------------------------------
Townhouse                             3           546,141          0.33          182,047           696              78.08
-------------------------------------------------------------------------------------------------------------------------------
4 Family                              5           489,427          0.30           97,885           722              81.00
-------------------------------------------------------------------------------------------------------------------------------
Condo - High Rise >8 floors           1           276,274          0.17          276,274           782              74.47
-------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                  1            54,530          0.03           54,530           748              77.90
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Seasoning

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Seasoning                     Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
<= 24                                11         5,047,707          3.05          458,882           704              69.38
-------------------------------------------------------------------------------------------------------------------------------
25 - 36                              17         2,179,358          1.32          128,198           637              73.23
-------------------------------------------------------------------------------------------------------------------------------
37 - 48                              58        21,404,515         12.93          369,043           675              71.96
-------------------------------------------------------------------------------------------------------------------------------
49 - 60                              27         8,047,132          4.86          298,042           684              72.01
-------------------------------------------------------------------------------------------------------------------------------
61 - 72                             207        40,802,503         24.64          197,114           680              69.48
-------------------------------------------------------------------------------------------------------------------------------
73 - 84                             139        24,108,663         14.56          173,444           686              65.91
-------------------------------------------------------------------------------------------------------------------------------
85 - 96                              55        10,816,665          6.53          196,667           704              66.13
-------------------------------------------------------------------------------------------------------------------------------
97 >=                               254        53,198,263         32.12          209,442           706              60.37
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Original Term

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Original Term                 Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
240 - 360                           768       165,604,807        100.00          215,631           690              66.30
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           690              66.30
-------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

Net Mortgage Rates

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Net Mortgage Rates (%)        Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                         1           392,071          0.24          392,071           769              34.09
-------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         2           685,043          0.41          342,521           693              76.73
-------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                        38        11,516,580          6.95          303,068           724              61.73
-------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                       103        23,255,163         14.04          225,778           707              60.36
-------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                       224        52,005,461         31.40          232,167           699              66.33
-------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                       187        42,291,272         25.54          226,157           688              66.69
-------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                       155        26,178,848         15.81          168,896           659              71.17
-------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                        54         8,518,428          5.14          157,749           659              71.77
-------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                         3           663,670          0.40          221,223           660              73.33
-------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                       1            98,271          0.06           98,271           657              65.51
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

Remaining Term

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average                      Current Weighted
                                 Number of     Principal      Percentage of     Principal   Weighted Average   Average Loan-to-
Remaining Term                Mortgage Loans  Balance ($)  Mortgage Loans (%)  Balance ($)    Credit Score      Value Ratio (%)
-------------------------------------------------------------------------------------------------------------------------------
<= 120                                1            25,122          0.02           25,122           690              28.55
-------------------------------------------------------------------------------------------------------------------------------
121 - 132                             3           130,675          0.08           43,558           740              33.74
-------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

145 - 156                             2           137,837          0.08           68,919           620              63.17
-------------------------------------------------------------------------------------------------------------------------------
157 - 168                             2           136,348          0.08           68,174           540              59.28
-------------------------------------------------------------------------------------------------------------------------------
169 - 180                             2           305,024          0.18          152,512           795              47.88
-------------------------------------------------------------------------------------------------------------------------------
181 - 192                             2           256,377          0.15          128,188           699              34.55
-------------------------------------------------------------------------------------------------------------------------------
205 - 216                             3           260,582          0.16           86,861           740              66.29
-------------------------------------------------------------------------------------------------------------------------------
217 - 228                             2           703,113          0.42          351,556           741              64.09
-------------------------------------------------------------------------------------------------------------------------------
229 - 240                            55        14,434,256          8.72          262,441           714              59.27
-------------------------------------------------------------------------------------------------------------------------------
241 - 252                           157        29,222,981         17.65          186,134           705              59.59
-------------------------------------------------------------------------------------------------------------------------------
253 - 264                            31         8,363,870          5.05          269,802           693              66.22
-------------------------------------------------------------------------------------------------------------------------------
265 - 276                            59        11,530,706          6.96          195,436           697              66.92
-------------------------------------------------------------------------------------------------------------------------------
277 - 288                           187        32,340,934         19.53          172,946           688              66.49
-------------------------------------------------------------------------------------------------------------------------------
289 - 300                           150        31,113,816         18.79          207,425           678              69.76
-------------------------------------------------------------------------------------------------------------------------------
301 - 312                            30         8,837,563          5.34          294,585           675              72.28
-------------------------------------------------------------------------------------------------------------------------------
313 - 324                            57        20,889,138         12.61          366,476           678              71.89
-------------------------------------------------------------------------------------------------------------------------------
325 - 336                            14         1,868,760          1.13          133,483           631              74.06
-------------------------------------------------------------------------------------------------------------------------------
337 - 348                             4         1,680,739          1.01          420,185           711              72.79
-------------------------------------------------------------------------------------------------------------------------------
349 - 360                             7         3,366,968          2.03          480,995           701              67.69
-------------------------------------------------------------------------------------------------------------------------------
Total:                              768       165,604,807        100.00          215,631           691              66.30
-------------------------------------------------------------------------------------------------------------------------------

[WaMu Capital Corp.
A Washington Mutual, Inc.        WAMMS 2003-MS9                November 17, 2003
Company LOGO]                 MARKETING TERM SHEET                (206) 554-2420
--------------------------------------------------------------------------------

VI.  CONTACTS

------------------------------------------------------------------
                           TRADING DESK
------------------------------------------------------------------
CONTACT        PHONE          FAX            E-MAIL
------------------------------------------------------------------
Dave Nagle     206-554-2425   206-554-2552   David.nagle@wamu.net
Sr. Trader

Mac Skimming   206-554-2423   206-554-2552   Mac.skimming@wamu.net
Trader

Tom Hardy      206-554-2411   206-554-2552   Thomas.hardy@wamu.net
Deal Mgr.
------------------------------------------------------------------